UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia High Yield Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia High Yield Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	Life*
Class A (07/07/00)	4.41	22.15	5.61	7.23
Class B (05/01/06)	4.41	22.09	5.56	7.20
Credit Suisse High Yield Index	4.69	26.91	6.80	7.66

Inception date of share class is in parentheses.

*Index performance for the life of the fund is from June 30, 2000.

Net asset value per share ($)	12/31/09	06/30/10
Class A	9.76	10.19
Class B	9.75	10.18

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.17

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to May 1, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to May 1, 2006 would be lower.

Understanding Your Expenses

Columbia High Yield Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.10	1,021.82	3.04	3.01	0.60
Class B	1,000.00	1,000.00	1,044.10	1,021.52	3.35	3.31	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
CORPORATE FIXED-INCOME BONDS & NOTES—92.3%
Basic Materials—9.7%
Chemicals—3.5%
Agricultural Chemicals—0.5%
CF Industries, Inc. 6.875% 05/01/18	320,000	$325,600
7.125% 05/01/20	255,000	261,375
Mosaic Co. 7.625% 12/01/16 (b)	425,000	459,017
		1,045,992
Chemicals – Diversified—3.0%
Georgia Gulf Corp. 9.000% 01/15/17 (b)	470,000	477,050
Innophos, Inc. 8.875% 08/15/14	370,000	381,100
INVISTA 9.250% 05/01/12 (b)	886,000	899,290
Koppers, Inc. 7.875% 12/01/19	565,000	570,650
NOVA Chemicals Corp. 3.748% 11/15/13 (11/15/10) (c)(d)	525,000	481,687
6.500% 01/15/12	965,000	965,000
8.375% 11/01/16	475,000	472,625
Olin Corp. 8.875% 08/15/19	375,000	397,500
Westlake Chemical Corp. 6.625% 01/15/16	894,000	858,240
		5,503,142
Forest Products & Paper—4.6%
Forestry—0.3%
Weyerhaeuser Co. 6.950% 10/01/27	465,000	442,996
Paper & Related Products—4.3%
Bowater, Inc. 9.375% 12/15/21 (e)	1,500,000	495,000
Domtar Corp. 7.875% 10/15/11	1,115,000	1,172,144
Georgia-Pacific Corp. 7.000% 01/15/15 (b)	1,735,000	1,752,350
7.250% 06/01/28	130,000	128,375
7.375% 12/01/25	155,000	155,775
8.000% 01/15/24	2,106,000	2,232,360
8.875% 05/15/31	335,000	364,313
Smurfit Capital Funding PLC
7.500% 11/20/25	1,873,000	1,662,287
		7,962,604
Iron/Steel—0.3%
Steel – Producers—0.3%
Ryerson, Inc. 12.000% 11/01/15	455,000	465,237

	Par (a)		Value
Metals & Mining—1.3%
Metal – Copper—0.8%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17		1,310,000	$1,441,000
Metal – Diversified—0.5%
Allegheny Ludlum Corp. 6.950% 12/15/25		300,000	287,273
Allegheny Technologies, Inc. 8.375% 12/15/11		690,000	720,639
			1,007,912
Communications—13.9%
Advertising—0.8%
Advertising Agencies—0.2%
Interpublic Group of Companies, Inc. 6.250% 11/15/14		385,000	386,925
Multimedia—0.6%
Lamar Media Corp. 7.875% 04/15/18 (b)		575,000	573,563
9.750% 04/01/14		495,000	539,550
			1,113,113
Internet—0.5%
E-Commerce/Services—0.5%
Expedia, Inc. 7.456% 08/15/18		840,000	920,850
Media—3.9%
Cable TV—3.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 8.000% 04/30/12 (b)		1,235,000	1,284,400
Charter Communications Term Loan C Extended 3.550% 09/06/16		871,220	806,600
Charter Term Loan Incremental Term Loan 2.300% 03/06/14 (07/30/10) (c)(d)(f)		107,050	99,110
CSC Holdings LLC
8.500% 04/15/14		300,000	312,750
Rainbow National Services LLC 10.375% 09/01/14 (b)		1,675,000	1,744,094
Shaw Communications, Inc. 7.500% 11/20/13	CAD	365,000	389,117
Videotron Ltee 6.375% 12/15/15		1,475,000	1,460,250
6.875% 01/15/14		335,000	336,675
			6,432,996

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Publishing – Newspapers—0.2%
Morris Publishing Group LLC PIK 10.000% 09/01/14	494,578	$467,376
Publishing – Periodicals—0.0%
Ziff Davis Media, Inc. PIK 13.500% 07/15/11 (07/15/10) (c)(d)(g)	82,927	22,867
Television—0.2%
CW Media Holdings, Inc. 13.500% 08/15/15 (b)	285,000	318,131
ION Media Networks, Inc. PIK, 10.070% 01/15/13 (b)(e)(g)	351,319	35
		318,166
Telecommunication Services—8.7%
Cellular Telecommunications—0.6%
iPCS, Inc. 2.469% 05/01/13 (08/02/10) (c)(d)	65,000	60,775
Millicom International Cellular SA 10.000% 12/01/13	655,000	674,650
NII Capital Corp. 10.000% 08/15/16	350,000	368,375
		1,103,800
Media—1.4%
Nielsen Finance LLC 2.350% 08/09/13 (07/09/10) (c)(d)(f)	1,043,472	979,560
Quebecor Media, Inc. 7.750% 03/15/16	1,635,000	1,602,300
9.750% 01/15/49 (g)(h)	1,855,000	96,460
		2,678,320
Satellite Telecommunications—1.3%
Inmarsat Finance PLC 7.375% 12/01/17 (b)	485,000	495,912
Intelsat Subsidiary Holding Co., Ltd. 8.500% 01/15/13	1,030,000	1,037,725
8.875% 01/15/15 (b)	880,000	889,900
		2,423,537
Telecommunication Equipment—0.6%
Lucent Technologies, Inc. 6.450% 03/15/29	985,000	650,100
6.500% 01/15/28	80,000	52,800
Nortel Networks Ltd. 10.750% 07/15/16 (e)	530,000	427,975
		1,130,875
Telecommunication Services—2.8%
American Tower Corp. 7.250% 05/15/19	335,000	381,900
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750% 05/01/17 (b)	1,405,000	1,485,788

	Par (a)	Value
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000% 12/01/15 (b)	390,000	$388,537
GCI, Inc. 7.250% 02/15/14	1,130,000	1,128,587
8.625% 11/15/19	60,000	59,850
Sable International Finance Ltd. 7.750% 02/15/17 (b)	730,000	733,650
SBA Telecommunications, Inc. 8.250% 08/15/19 (b)	355,000	373,638
tw telecom holdings, Inc. 8.000% 03/01/18 (b)	560,000	571,200
		5,123,150
Telephone – Integrated—2.0%
Qwest Corp. 8.875% 03/15/12	2,305,000	2,472,112
Virgin Media Finance PLC
8.375% 10/15/19	235,000	237,938
9.500% 08/15/16	875,000	924,219
		3,634,269
Consumer Cyclical—13.1%
Airlines—0.1%
Delta Air Lines, Inc. 1.000% 12/27/15 (h)	215,000	4,569
2.875% 02/06/24 (h)	470,000	9,987
2.875% 02/18/49 (h)	275,000	5,844
8.000% 06/03/23 (h)	280,000	5,950
8.000% 06/03/49 (h)	690,000	14,662
8.300% 12/15/29 (h)	40,000	850
9.250% 03/15/49 (h)	280,000	5,950
9.750% 05/15/49 (h)	1,535,000	32,619
10.000% 08/15/49 (h)	285,000	6,056
10.125% 05/15/49 (h)	1,705,000	36,231
10.375% 12/15/22 (h)	275,000	5,844
10.375% 02/01/49 (h)	470,000	9,987
Northwest Airlines, Inc. 7.625% 11/15/23 (h)	500,000	625
7.875% 03/15/13 (h)	944,300	1,228
8.700% 03/15/49 (h)	35,000	46
8.875% 06/01/49 (h)	405,100	527
10.000% 02/01/49 (h)	2,035,600	2,646
		143,621
Apparel—0.9%
Apparel Manufacturers—0.3%
Hanesbrands, Inc. 8.000% 12/15/16	475,000	481,531
Textile – Apparel—0.6%
Unifi, Inc. 11.500% 05/15/14	1,136,000	1,167,240

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Auto Manufacturers—0.7%
Auto-Cars/Light Trucks—0.7%
Ford Holdings LLC 9.300% 03/01/30	210,000	$211,050
Ford Motor Co. 3.260% 12/16/13 (07/15/10) (c)(d)(f)	1,255,652	1,185,022
		1,396,072
Auto Parts & Equipment—2.2%
Auto/Truck Parts & Equipment – Original—1.4%
Collins & Aikman Products Co. 12.875% 08/15/12 (b)(e)(g)	620,000	62
Cooper-Standard Automotive, Inc. 8.500% 05/01/18 (b)	390,000	392,925
Johnson Controls, Inc. 7.700% 03/01/15	220,000	261,526
Lear Corp. 7.875% 03/15/18	225,000	225,562
8.125% 03/15/20	155,000	155,388
8.750% 12/01/16 (g)(h)	595,000	893
Tenneco Automotive, Inc. 8.625% 11/15/14	190,000	191,662
10.250% 07/15/13	475,000	486,281
TRW Automotive, Inc. 7.000% 03/15/14 (b)	765,000	757,350
		2,471,649
Auto/Truck Parts & Equipment – Replacement—0.3%
Affinia Group, Inc. 10.750% 08/15/16 (b)	530,000	577,700
Rubber – Tires—0.5%
Goodyear Tire & Rubber Co. 8.625% 12/01/11	462,000	480,480
10.500% 05/15/16	435,000	473,063
		953,543
Distribution/Wholesale—0.3%
ACE Hardware Corp. 9.125% 06/01/16 (b)	595,000	623,263
Entertainment—3.4%
Casino Services—0.6%
American Casino & Entertainment Properties LLC 11.000% 06/15/14	425,000	403,750
Peninsula Gaming LLC
8.375% 08/15/15	270,000	268,988
10.750% 08/15/17	495,000	492,525
		1,165,263
Gambling (Non-Hotel)—1.9%
Boyd Gaming Corp. 7.750% 12/15/12	95,000	94,050
Isle of Capri Casinos, Inc. 7.000% 03/01/14	282,000	253,800
Jacobs Entertainment, Inc. 9.750% 06/15/14	1,025,000	953,250

	Par (a)	Value
Mohegan Tribal Gaming Authority 6.125% 02/15/13	250,000	$202,500
Penn National Gaming, Inc. 6.750% 03/01/15	700,000	698,250
Pinnacle Entertainment, Inc. 7.500% 06/15/15	605,000	567,187
San Pasqual Casino
8.000% 09/15/13 (b)	40,000	38,000
Seminole Hard Rock Entertainment, Inc. 3.037% 03/15/14 (09/15/10) (b)(c)(d)	760,000	647,900
		3,454,937
Motion Pictures & Services—0.0%
United Artists Theatre Circuit, Inc. 9.300% 07/01/15 (g)	38,204	37,096
Professional Sports—0.4%
MU Finance PLC 8.375% 02/01/17 (b)	775,000	743,031
Racetracks—0.2%
Speedway Motorsports, Inc. 8.750% 06/01/16	420,000	441,000
Resorts/Theme Parks—0.3%
Vail Resorts, Inc. 6.750% 02/15/14	475,000	473,813
Home Furnishings—0.2%
Sealy Mattress Co. 10.875% 04/15/16 (b)	306,000	338,130
Housewares—0.4%
Libbey Glass, Inc. 10.000% 02/15/15 (b)	725,000	750,375
Leisure Time—0.2%
Recreational Centers—0.2%
Town Sports International, Inc. 11.000% 02/01/14	404,000	367,640
Lodging—1.9%
Casino Hotels—0.9%
Ameristar Casinos, Inc. 9.250% 06/01/14	295,000	309,013
MGM Mirage 13.000% 11/15/13	265,000	305,413
Seneca Gaming Corp. 7.250% 05/01/12	615,000	601,162
Wynn Las Vegas LLC
6.625% 12/01/14	395,000	395,987
		1,611,575

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Hotels & Motels—1.0%
Host Hotels & Resorts LP
7.125% 11/01/13	370,000	$372,775
ITT Corp. 7.375% 11/15/15	420,000	443,100
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	210,000	210,000
7.875% 05/01/12	795,000	854,625
		1,880,500
Office Furnishings—0.3%
Office Furnishings – Original—0.3%
Interface, Inc. 9.500% 02/01/14	245,000	251,431
11.375% 11/01/13	295,000	330,400
		581,831
Retail—2.5%
Retail – Apparel/Shoe—0.2%
Phillips-Van Heusen Corp. 7.375% 05/15/20	370,000	373,237
Retail – Automobiles—0.8%
Asbury Automotive Group, Inc. 3.000% 09/15/12	480,000	439,800
7.625% 03/15/17	170,000	159,800
Sonic Automotive, Inc. 8.625% 08/15/13	128,000	129,920
United Auto Group, Inc. 7.750% 12/15/16	870,000	817,800
		1,547,320
Retail – Miscellaneous/Diversified—0.5%
Sally Holdings LLC
9.250% 11/15/14	460,000	477,250
Susser Holdings LLC 8.500% 05/15/16 (b)	485,000	485,000
		962,250
Retail – Propane Distributors—0.3%
AmeriGas Partners LP
7.125% 05/20/16	390,000	388,050
7.250% 05/20/15	135,000	135,000
		523,050
Retail – Regional Department Stores—0.3%
JC Penney Corp., Inc. 7.125% 11/15/23	445,000	469,475
Retail – Vitamins/Nutritional Supplements—0.4%
NBTY, Inc. 7.125% 10/01/15	770,000	766,150
Consumer Non-Cyclical—16.2%
Agriculture—0.3%
Tobacco—0.3%
Alliance One International, Inc. 10.000% 07/15/16 (b)	215,000	218,763
10.750% 07/15/16 (10.750% 07/15/16) (b)(l)	160,000	162,800

	Par (a)	Value
Reynolds American, Inc. 7.625% 06/01/16	150,000	$170,119
		551,682
Beverages—0.6%
Beverages – Non-Alcoholic—0.5%
Cott Beverages, Inc. 8.375% 11/15/17 (b)	925,000	934,250
Beverages – Wine/Spirits—0.1%
Constellation Brands, Inc. 7.250% 05/15/17	47,000	47,646
8.375% 12/15/14	85,000	90,525
		138,171
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc. 8.000% 09/15/16	340,000	354,450
Commercial Services—3.3%
Commercial Services—1.3%
KAR Holdings, Inc. 4.344% 05/01/14 (08/01/10) (c)(d)	475,000	434,625
8.750% 05/01/14	65,000	65,325
10.000% 05/01/15	1,330,000	1,356,600
Quintiles Transnational Corp. PIK, 9.500% 12/30/14 (b)	565,000	567,825
		2,424,375
Commercial Services – Finance—1.1%
Lender Processing Services, Inc. 8.125% 07/01/16	895,000	941,987
National Money Mart Co. 10.375% 12/15/16 (b)	970,000	984,550
		1,926,537
Consulting Services—0.2%
FTI Consulting, Inc. 7.750% 10/01/16	325,000	328,250
Schools—0.7%
Knowledge Learning Corp., Inc. 7.750% 02/01/15 (b)	1,435,000	1,320,200
Food—1.3%
Food – Meat Products—0.8%
Smithfield Foods, Inc. 10.000% 07/15/14 (b)	450,000	498,375
Tyson Foods, Inc. 10.500% 03/01/14	800,000	932,000
		1,430,375
Food – Miscellaneous/Diversified—0.2%
B&G Foods, Inc. 7.625% 01/15/18	390,000	391,950
Food – Retail—0.3%
American Stores Co. 7.900% 05/01/17	350,000	330,750
8.000% 06/01/26	210,000	178,500
Stater Brothers Holdings
7.750% 04/15/15	165,000	164,588
		673,838

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Healthcare Products—3.1%
Medical Products—3.1%
Biomet, Inc. 10.000% 10/15/17	535,000	$575,125
11.625% 10/15/17	570,000	617,025
DJO Finance LLC/DJO Finance Corp. 10.875% 11/15/14	1,115,000	1,170,750
Hanger Orthopedic Group, Inc. 10.250% 06/01/14	995,000	1,039,775
Invacare Corp. 9.750% 02/15/15	610,000	655,750
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.750% 11/15/14	945,000	963,900
Universal Hospital Services, Inc. 4.134% 06/01/15 (12/01/10) (c)(d)	380,000	319,200
PIK, 8.500% 06/01/15	495,000	487,575
		5,829,100
Healthcare Services—3.6%
Medical – Hospitals—2.9%
Capella Healthcare, Inc. 9.250% 07/01/17 (b)	380,000	383,800
Community Health Systems, Inc. 2.788% 07/25/14 (08/31/10) (c)(d)(f)	2,295,967	2,136,979
2.788% 07/14/25 (08/31/10) (c)(d)	48,471	45,199
8.875% 07/15/15	1,345,000	1,387,031
HCA, Inc. 6.300% 10/01/12	1,170,000	1,164,150
6.750% 07/15/13	115,000	112,700
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000% 02/01/18	120,000	115,200
		5,345,059
Medical – Nursing Homes—0.5%
Skilled Healthcare Group, Inc. 11.000% 01/15/14	371,000	383,057
Sun Healthcare Group, Inc. 9.125% 04/15/15	470,000	492,325
		875,382
Physical Therapy/Rehab Centers—0.2%
Healthsouth Corp. 8.125% 02/15/20	390,000	383,175
Household Products/Wares—1.4%
Consumer Products – Miscellaneous—1.1%
Central Garden & Pet Co. 8.250% 03/01/18	380,000	376,675
Jarden Corp. 7.500% 05/01/17	565,000	553,700

	Par (a)	Value
Jostens IH Corp. 7.625% 10/01/12	380,000	$380,000
Spectrum Brands Holdings, Inc. 9.500% 06/15/18 (b)	730,000	752,813
		2,063,188
Soap & Cleaning Preparations—0.3%
JohnsonDiversey, Inc. 8.250% 11/15/19 (b)	485,000	499,550
Pharmaceuticals—2.4%
Medical – Drugs—1.8%
Catalent Pharma Solutions, Inc. PIK, 9.500% 04/15/15 (10/15/10) (c)(d)	1,392,459	1,326,317
Lantheus Medical Imaging, Inc. 9.750% 05/15/17 (b)	385,000	381,150
Phibro Animal Health Corp. 10.000% 08/01/13 (b)	910,000	955,500
Valeant Pharmaceuticals International 8.375% 06/15/16	545,000	615,850
		3,278,817
Medical – Generic Drugs—0.4%
Mylan, Inc. 7.625% 07/15/17 (b)	785,000	800,700
Pharmacy Services—0.2%
BioScrip, Inc. 10.250% 10/01/15 (b)	380,000	376,200
Diversified—0.3%
Diversified Holding Companies—0.3%
Diversified Operations—0.3%
Leucadia National Corp. 7.125% 03/15/17	515,000	496,975
Energy—14.3%
Coal—0.9%
Consol Energy, Inc. 8.000% 04/01/17 (b)	770,000	795,025
Peabody Energy Corp. 7.375% 11/01/16	530,000	551,863
7.875% 11/01/26	275,000	288,750
		1,635,638
Energy – Alternate Sources—0.3%
Headwaters, Inc. 11.375% 11/01/14	580,000	585,800
Oil & Gas—9.9%
Oil & Gas Drilling—0.8%
Pride International, Inc. 7.375% 07/15/14	1,555,000	1,549,169
Oil Companies – Exploration & Production—8.8%
Berry Petroleum Co. 10.250% 06/01/14	525,000	564,375

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Chaparral Energy, Inc. 8.500% 12/01/15	945,000	$878,850
Chesapeake Energy Corp. 6.375% 06/15/15	1,565,000	1,615,862
6.625% 01/15/16	30,000	30,488
Comstock Resources, Inc. 6.875% 03/01/12	385,000	382,113
Concho Resources, Inc. 8.625% 10/01/17	235,000	242,050
Continental Resources, Inc. 7.375% 10/01/20 (b)	375,000	368,438
Denbury Resources, Inc. 9.750% 03/01/16	375,000	405,000
Forest Oil Corp. 8.000% 12/15/11	160,000	166,400
Hilcorp Energy LP/Hilcorp Finance Co. 7.750% 11/01/15 (b)	600,000	591,000
9.000% 06/01/16 (b)	365,000	374,125
Linn Energy LLC
9.875% 07/01/18	660,000	699,600
11.750% 05/15/17	295,000	334,825
Mariner Energy, Inc.
7.500% 04/15/13	590,000	604,750
Newfield Exploration Co. 6.625% 09/01/14	605,000	608,781
6.625% 04/15/16	820,000	824,100
PetroHawk Energy Corp. 7.875% 06/01/15	405,000	406,012
9.125% 07/15/13	710,000	740,175
Petroquest Energy, Inc. 10.375% 05/15/12	865,000	875,812
Plains Exploration & Production Co. 7.625% 06/01/18	491,000	479,952
10.000% 03/01/16	630,000	674,100
Range Resources Corp. 6.375% 03/15/15	660,000	651,750
7.500% 05/15/16	260,000	262,275
7.500% 10/01/17	380,000	383,325
Rosetta Resources, Inc. 9.500% 04/15/18 (b)	575,000	572,125
Stone Energy Corp. 6.750% 12/15/14	645,000	548,250
W&T Offshore, Inc. 8.250% 06/15/14 (b)	510,000	459,000
Whiting Petroleum Corp. 7.000% 02/01/14	1,235,000	1,259,700
7.250% 05/01/13	285,000	287,138
		16,290,371
Oil Refining & Marketing—0.3%
Holly Corp. 9.875% 06/15/17 (b)	455,000	467,512

	Par (a)	Value
Oil & Gas Services—1.1%
Oil – Field Services—1.1%
American Petroleum Tankers LLC/AP Tankers Co. 10.250% 05/01/15 (b)	395,000	$395,988
Complete Production Services, Inc. 8.000% 12/15/16	915,000	894,412
Expro Finance Luxembourg SCA 8.500% 12/15/16 (b)	860,000	821,300
		2,111,700
Pipelines—2.1%
Copano Energy LLC/Copano Energy Finance Corp. 7.750% 06/01/18	1,145,000	1,082,025
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875% 02/15/18	265,000	264,669
El Paso Natural Gas Co. 7.625% 08/01/10	295,000	295,253
MarkWest Energy Partners LP 6.875% 11/01/14	1,155,000	1,111,687
8.500% 07/15/16	640,000	646,400
Northwest Pipeline Corp. 7.125% 12/01/25	150,000	168,187
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13	311,000	320,330
		3,888,551
Financials—9.2%
Banks—0.6%
Commercial Banks – Central US—0.4%
CapitalSource, Inc. 12.750% 07/15/14 (b)	690,000	774,525
Mortgage Banks—0.2%
Provident Funding Associates 10.250% 04/15/17 (b)	380,000	383,800
Diversified Financial Services—5.7%
Finance – Auto Loans—4.8%
Ally Financial, Inc. 6.750% 12/01/14	1,182,000	1,143,585
6.875% 09/15/11	350,000	354,813
7.250% 03/02/11	446,000	453,248
8.000% 11/01/31	1,150,000	1,060,875
8.300% 02/12/15 (b)	310,000	313,875
AmeriCredit Corp. 8.500% 07/01/15	615,000	631,912
Credit Acceptance Corp. 9.125% 02/01/17 (b)	390,000	391,950
Daimler Chrysler 2nd Lien 6.850% 08/03/13 (07/15/10) (c)(d)(f)	1,432,000	1,423,818

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Ford Motor Credit Co. 5.787% 06/15/11 (09/15/10) (c)(d)	675,000	$683,437
7.250% 10/25/11	100,000	102,727
7.800% 06/01/12	150,000	154,464
8.125% 01/15/20	1,905,000	1,944,418
12.000% 05/15/15	285,000	329,916
		8,989,038
Investment Management/Advisor Service—0.4%
Janus Capital Group, Inc. 6.950% 06/15/17	715,000	717,766
Special Purpose Entity—0.5%
Harley-Davidson Funding Corp. 6.800% 06/15/18 (b)	885,000	931,848
Insurance—2.5%
Insurance Brokers—1.1%
HUB International Holdings, Inc. 9.000% 12/15/14 (b)	600,000	568,500
Trinity Acquisition Ltd. 12.875% 12/31/16 (b)(g)	520,000	720,938
USI Holdings Corp. 4.311% 11/15/14 (08/16/10) (b)(c)(d)	255,000	208,463
9.750% 05/15/15 (b)	140,000	128,450
Willis North America, Inc. 6.200% 03/28/17	355,000	369,529
		1,995,880
Multi-Line Insurance—0.3%
Fairfax Financial Holdings Ltd. 7.375% 04/15/18	350,000	354,375
7.750% 07/15/37	260,000	241,800
8.300% 04/15/26	15,000	14,850
		611,025
Mutual Insurance—0.0%
Lumbermens Mutual Casualty
8.450% 12/01/97 (b)(e)	30,000	300
9.150% 07/01/26 (b)(e)	645,000	6,450
		6,750
Property/Casualty Insurance—1.1%
Crum & Forster Holdings Corp. 7.750% 05/01/17	1,920,000	1,929,600
Real Estate Investment Trusts (REITs)—0.4%
REITS – Health Care—0.4%
Omega Healthcare Investors, Inc. 7.000% 04/01/14	780,000	778,050
Industrials—8.1%
Aerospace & Defense—0.6%
Aerospace/Defense—0.4%
DAE Aviation Holdings, Inc. 11.250% 08/01/15 (b)	720,000	712,800

	Par (a)	Value
Aerospace/Defense – Equipment—0.2%
BE Aerospace, Inc. 8.500% 07/01/18	365,000	$383,250
Building Materials—1.5%
Building & Construction Products – Miscellaneous—0.5%
Building Materials Corp. of America
7.000% 02/15/20 (b)	440,000	435,600
7.500% 03/15/20 (b)	425,000	417,562
		853,162
Building Products – Air & Heating—0.2%
Goodman Global, Inc. PIK 13.500% 02/15/16	430,000	473,000
Building Products – Cement/Aggregation—0.8%
Texas Industries, Inc. 7.250% 07/15/13	1,580,000	1,528,650
Building Products—0.1%
Chemicals – Plastics—0.1%
CPG International I, Inc. 10.500% 07/01/13	210,000	208,950
Electrical Components & Equipment—0.4%
Wire & Cable Products—0.4%
Belden, Inc. 7.000% 03/15/17	810,000	782,663
Environmental Control—1.0%
Pollution Control—1.0%
Geo Sub Corp. 11.000% 05/15/12	1,775,000	1,759,469
Metal Fabricate/Hardware—0.8%
Metal Processors & Fabrication—0.8%
Neenah Foundry Co. 1.000% 11/02/10 (g)	500,000	500,000
9.500% 01/01/17 (e)	1,055,000	493,212
12.500% 11/05/10 (07/07/10) (c)(d)(f)(g)	500,000	500,000
		1,493,212
Steel Pipe & Tube—0.0%
Mueller Water Products, Inc. 7.375% 06/01/17	70,000	61,425
Miscellaneous Manufacturing—1.3%
Diversified Manufacturing Operators—1.2%
Actuant Corp. 6.875% 06/15/17	680,000	663,000
Amsted Industries, Inc. 8.125% 03/15/18 (b)	955,000	952,612
SPX Corp. 7.625% 12/15/14	555,000	570,263
		2,185,875
Firearms & Ammunition—0.1%
Colt Defense LLC/Colt Finance Corp. 8.750% 11/15/17 (b)	260,000	206,050

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Packaging & Containers—1.0%
Containers – Metal/Glass—0.4%
Crown Americas LLC/Crown Americas Capital Corp. 7.625% 11/15/13	142,000	$145,905
Silgan Holdings, Inc. 6.750% 11/15/13	565,000	573,475
		719,380
Containers – Paper/Plastic—0.6%
Plastipak Holdings, Inc. 10.625% 08/15/19 (b)	1,030,000	1,143,300
Transportation—1.4%
Automotive—0.0%
BHM Technologies
8.500% 10/11/26 (f)(g)(i)	395,208	20,748
Transportation – Marine—0.2%
Martin Midstream Partners & Finance 8.875% 04/01/18 (b)	380,000	376,200
Transportation – Railroad—0.2%
Kansas City Southern de Mexico SA de CV 7.375% 06/01/14	280,000	284,900
Transportation – Services—0.3%
syncreon Global Ireland Ltd./ syncreon Global Finance U.S., Inc. 9.500% 05/01/18 (b)	575,000	554,875
Transportation – Shipping—0.7%
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	845,000	836,550
Greenbrier Companies, Inc. 8.375% 05/15/15	485,000	457,113
		1,293,663
Technology—1.2%
Software—1.2%
Application Software—1.2%
SS&C Technologies, Inc. 11.750% 12/01/13	774,000	808,830
Sungard Data Systems, Inc. 4.875% 01/15/14	795,000	747,300
10.625% 05/15/15	680,000	726,750
		2,282,880
Utilities—6.3%
Electric—6.2%
Electric – Generation—0.5%
Cedar Brakes LLC
8.500% 02/15/14 (b)	67,541	67,639
9.875% 09/01/13 (b)	96,928	100,015

	Par (a)	Value
Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% 07/02/26	700,000	$728,000
		895,654
Electric – Integrated—4.0%
Calpine Construction Finance Co. LP 8.000% 06/01/16 (b)	2,620,000	2,678,950
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)	345,000	352,763
Nevada Power Co. 5.875% 01/15/15	775,000	863,583
6.500% 04/15/12	200,000	215,716
PNM Resources, Inc. 9.250% 05/15/15	835,000	888,231
Public Service Co. of New Mexico 7.950% 05/15/18	585,000	616,165
Texas Competitive Electric Holdings Co. LLC
3.850% 10/10/14 (07/09/10) (c)(d)(f)	656,438	483,404
3.900% 10/10/14 (07/09/10) (c)(d)(f)	1,799,125	1,325,730
		7,424,542
Independent Power Producer—1.7%
AES Eastern Energy LP 9.000% 01/02/17	200,253	206,261
NRG Energy, Inc. 7.375% 02/01/16	455,000	452,725
RRI Energy, Inc. 7.625% 06/15/14	500,000	492,500
7.875% 06/15/17	2,025,000	1,913,625
		3,065,111
Gas Utilities—0.1%
Retail – Propane Distributors—0.1%
Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	217,000	218,628
Total Corporate Fixed-Income Bonds & Notes (cost of $169,627,590)		170,924,053
CONVERTIBLE BONDS—0.5%
Communications—0.0%
Internet—0.0%
Web Portals/ISP—0.0%
At Home Corp. 4.750% 12/15/06 (g)(h)(i)	296,350	30

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Diversified—0.5%
Diversified Holding Companies—0.5%
Icahn Enterprises LP
4.000% 08/15/13 (07/15/10) (b)(c)(d)	650,000	$568,750
4.000% 08/15/13 (07/15/10) (c)(d)	345,000	301,875
		870,625
Total Convertible Bonds (cost of $895,327)		870,655
	Shares
PREFERRED STOCKS—0.2%
Financials—0.2%
Real Estate Investment Trusts (REITs)—0.2%
REITS – Diversified—0.2%
Sovereign Real Estate Investment Corp., 12.00% (b)	450	477,000
Transportation—0.0%
Automotive—0.0%
BHM Technologies (j)(g)	430	4
Total Preferred Stocks (cost of $561,106)		477,004
COMMON STOCKS—0.1%
Communications—0.0%
Media—0.0%
Haights Cross Communications (g)(j)(k)	27,056	—
Ziff Davis Media, Inc. (g)(j)	1,111	11
		11
Consumer Non-Cyclical—0.1%
Consumer Services—0.1%
World Color Press, Inc. (j)	13,323	148,552
Industrials—0.0%
Road & Rail—0.0%
Quality Distribution, Inc. (j)	195	1,008
Information Technology—0.0%
Communications Equipment—0.0%
Loral Space & Communications, Inc. (j)	6	256

	Shares	Value
Transportation—0.0%
Automotive—0.0%
BHM Technologies (g)(j)	35,922	$359
Total Common Stocks (cost of $1,668,134)		150,186
	Units
WARRANTS—0.0%
Communications—0.0%
Media—0.0%
Multimedia—0.0%
Haights Cross Communications Expires 12/10/11 (b)(g)(j)(k)	318	—
Consumer Non-Cyclical—0.0%
Commercial Services—0.0%
World Color Press, Inc. Expires 07/14/20 (j)	15,100	17,592
Total Warrants (cost of $244,687)		17,592
	Par (a)
SHORT-TERM OBLIGATION—6.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/15/12, market value $12,668,530 (repurchase proceeds $12,418,000)	12,418,000	12,418,000
Total Short-Term Obligation (cost of $12,418,000)		12,418,000
Total Investments—99.8% (cost of $185,414,844) (m)		184,857,490
Other Assets & Liabilities, Net—0.2%		382,521
Net Assets—100.0%		$185,240,011

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities, which are not illiquid except for the following, amounted to $44,954,495, which represents 24.3% of net assets.

Security	Acquisition Date	Shares/ Units	Par/ Acquisition Cost	Market Value
Lumbermens Mutual Casualty: 8.450% 12/01/97	03/06/03	$30,000	$2,756	$300
9.150% 07/01/26	01/10/03- 03/06/03	$645,000	140,714	6,450
ION Media Networks, Inc. PIK 10.070% 01/15/13	12/19/05- 04/14/09	$351,319	316,604	35
Haights Cross Communications Warrants Expire 12/10/11	01/15/04- 02/03/06	318	—	—
Sovereign Real Estate Investment Corp. Preferred Stock 12.000%	08/21/00- 10/17/06	450	561,082	477,000
Trinity Acquisition Ltd. 12.875% 12/31/16	03/04/09	$520,000	520,000	720,938
				$1,204,723

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2010, the value of these securities amounted to $1,423,034, which represents 0.8% of net assets.

(f)  Loan participation agreement.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2010, the value of these securities amounted to $1,899,503, which represents 1.0% of net assets.

(h)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At June 30, 2010, the value of these securities amounted to $20,778, which represents less than 0.1% of net assets.

(j)  Non-income producing security.

(k)  Security has no value.

(l)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(m)  Cost for federal income tax purposes is $186,022,323.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$17,868,883	$—	$17,868,883
Communications	—	25,636,882	119,362	25,756,244
Consumer Cyclical	—	24,052,191	38,051	24,090,242
Consumer Non-Cyclical	—	30,136,299	—	30,136,299
Diversified	—	496,975	—	496,975
Energy	—	26,528,741	—	26,528,741
Financials	—	16,397,344	720,938	17,118,282
Industrials	—	14,020,824	1,020,748	15,041,572
Technology	—	2,282,880	—	2,282,880
Utilities	—	11,603,935	—	11,603,935
Total Corporate Fixed-Income Bonds & Notes	—	169,024,954	1,899,099	170,924,053
Convertible Bonds
Communications	—	—	30	30
Diversified	—	870,625	—	870,625
Total Convertible Bonds	—	870,625	30	870,655
Preferred Stocks
Financials	—	477,000	—	477,000
Transportation	—	—	4	4
Total Preferred Stocks	—	477,000	4	477,004
Common Stocks
Communications	—	—	11	11
Consumer Non-Cyclical	148,552	—	—	148,552
Industrials	1,008	—	—	1,008
Information Technology	256	—	—	256
Transportation	—	—	359	359
Total Common Stocks	149,816	—	370	150,186
Total Warrants	17,592	—	—	17,592
Total Short-Term Obligation	—	12,418,000	—	12,418,000
Total Investments	$167,408	$182,790,579	$1,899,503	$184,857,490

There were no significant transfers between Levels 1 and 2 during the period.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate fixed income securities classified as Level 3 securities are valued using the market approach to determine fair value for these securities and may utilize market quotations from broker dealers, as well as, management consideration of various factors including, but not limited to, trades of similar securities, earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Certain Common Stock, Preferred Stock, Warrants and Convertible Bonds classified as Level 3 are valued using an income approach to determine fair value for these securities, management considered estimates of distributions from potential actions related to the

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

respective company's bankruptcy filing. Certain corporate fixed income bonds classified as Level 3 securities are valued using the market approach to determine fair value for these securities, management considered various factors including, but not limited to, observed yields on securities management deemed comparable

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table reconciles asset balances for the six months ended June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2010
Corporate Fixed Income Bonds & Notes
Communications	$113,414	$—	$(34,309)	$37,648	$65,774	$(68,874)	$5,709	$—	$119,362
Consumer Cyclical	24,511	(2)	231	14,294	—	(2,545)	1,562	—	38,051
Financials	707,387	—	—	13,551	—	—	—	—	720,938
Industrials	51,484	—	—	(31,162)	1,000,426	—	—	—	1,020,748
Preferred Stocks
Transportations	4	—	—	—	—	—	—	—	4
Common Stocks
Communications		11	—	—	—	—	—	—	11
Transportation		359	—	—	—	—	—	—	359
Convertible Bonds
Communications		30	—	—	—	—	—	—	30
Warrants
Communications		—	—	(13,519)	13,519	—	—	—	—
	$897,200	$(2)	$(47,597)	$47,850	$1,066,200	$(71,419)	$7,271	$—	$1,899,503

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at June 30, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $23. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$7,271	$7,271	$—

Financial assets were transferred from Level 2 to Level 3 due to management's determination and consideration of estimates of distributions from potential actions related to the respective company's bankruptcy filing.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	92.3
Convertible Bonds	0.5
Preferred Stocks	0.2
Common Stocks	0.1
Warrants	0.0	*
	93.1
Short Term Obligation	6.7
Other Assets & Liabilities, Net	0.2
Total	100.0
*Rounds to less than 0.1%

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$185,414,844
Investments, at value	$184,857,490
Cash	11,188
Receivable for:
Investments sold	57,916
Dividends	13,879
Interest	3,119,121
Foreign tax reclaims	6,077
Expense reimbursement due from investment advisor	45,330
Trustees' deferred compensation plan	4,797
Prepaid expenses	4,870
Total Assets	188,120,668
Liabilities
Payable for:
Investments purchased	1,941,207
Fund shares repurchased	705,999
Investment advisory fee	83,983
Administration fee	29,666
Pricing and bookkeeping fees	9,176
Transfer agent fee	21
Trustees' fees	38,447
Audit fee	22,955
Custody fee	1,882
Distribution fees — Class B	6,289
Chief compliance officer expenses	135
Trustees' deferred compensation plan	4,797
Other liabilities	36,100
Total Liabilities	2,880,657
Net Assets	$185,240,011
Net Assets Consist of
Paid-in capital	$200,079,103
Undistributed net investment income	20,440,909
Accumulated net realized loss	(34,722,607)
Net unrealized appreciation (depreciation) on:
Investments	(557,354)
Foreign currency translations	(40)
Net Assets	$185,240,011
Class A
Net assets	$56,002,849
Shares outstanding	5,497,340
Net asset value per share	$10.19
Class B
Net assets	$129,237,162
Shares outstanding	12,697,216
Net asset value per share	$10.18

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia High Yield Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$48,201
Interest	7,391,518
Total Investment Income	7,439,719
Expenses
Investment advisory fee	516,610
Administration fee	182,951
Distribution fees — Class B	163,113
Transfer agent fee	214
Pricing and bookkeeping fees	45,798
Trustees' fees	17,172
Custody fee	5,155
Chief compliance officer expenses	348
Other expenses	86,571
Total Expenses	1,017,932
Fees waived or expenses reimbursed by investment advisor	(291,189)
Fees waived by distributor — Class B	(123,966)
Custody earnings credit	(56)
Net Expenses	602,721
Net Investment Income	6,836,998
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(848,337)
Foreign currency transactions	(3,347)
Net realized loss	(851,684)
Net change in unrealized appreciation (depreciation) on:
Investments	2,159,414
Foreign currency translations	(86)
Net change in unrealized appreciation (depreciation)	2,159,328
Net Gain	1,307,644
Net Increase Resulting from Operations	$8,144,642

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia High Yield Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$6,836,998	$14,136,452
Net realized loss on investments and foreign currency transactions	(851,684)	(17,023,763)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,159,328	64,617,155
Net increase resulting from operations	8,144,642	61,729,844
Distributions to Shareholders
From net investment income:
Class A	—	(5,539,923)
Class B	—	(12,155,449)
Total distributions to shareholders	—	(17,695,372)
Net Capital Stock Transactions	(13,600,702)	2,462,400
Total increase (decrease) in net assets	(5,456,060)	46,496,872
Net Assets
Beginning of period	190,696,071	144,199,199
End of period	$185,240,011	$190,696,071
Undistributed net investment income at end of period	$20,440,909	$13,603,911

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	347,036	$3,494,418	694,716	$5,969,610
Distributions reinvested	—	—	658,731	5,539,923
Redemptions	(819,846)	(8,226,685)	(1,647,595)	(14,389,655)
Net decrease	(472,810)	(4,732,267)	(294,148)	(2,880,122)
Class B
Subscriptions	213,001	2,142,908	1,209,665	10,422,278
Distributions reinvested	—	—	1,445,357	12,155,449
Redemptions	(1,099,307)	(11,011,343)	(1,968,399)	(17,235,205)
Net increase (decrease)	(886,306)	(8,868,435)	686,623	5,342,522

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007		2006(a)(b)		2005
Net Asset Value, Beginning of Period	$9.76		$7.53	$11.14	$11.52		$10.72		$10.54
Income from Investment Operations:
Net investment income (c)	0.36		0.73	0.81	0.84		0.76		0.70
Net realized and unrealized gain (loss) on investments and foreign currency	0.07		2.46	(3.33)	(0.63)		0.42		(0.47)
Total from investment operations	0.43		3.19	(2.52)	0.21		1.18		0.23
Less Distributions to Shareholders:
From net investment income	—		(0.96)	(1.09)	(0.59)		(0.28)		(0.02)
From net realized gains	—		—	—	—		(0.10)		(0.03)
Total distributions to shareholders	—		(0.96)	(1.09)	(0.59)		(0.38)		(0.05)
Net Asset Value, End of Period	$10.19		$9.76	$7.53	$11.14		$11.52		$10.72
Total return (d)(e)	4.41	%(f)	44.34%	(24.88)%	1.84	%(g)	11.25%		2.15%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.60	%(i)	0.60%	0.60%	0.60%		0.70%		0.97%
Interest expense	—		—	—	—		—	%(j)	—
Net expenses (h)	0.60	%(i)	0.60%	0.60%	0.60%		0.70%		0.97%
Waiver/Reimbursement	0.31	%(i)	0.33%	0.29%	0.30%		0.25%		0.25%
Net investment income (h)	7.32	%(i)	8.33%	8.15%	7.31%		6.89%		6.65%
Portfolio turnover rate	23	%(f)	36%	23%	46%		80%		44%
Net assets, end of period (000s)	$56,003		$58,247	$47,162	$86,238		$99,836		$96,350

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,				Period Ended December 31,
	2010		2009	2008	2007		2006(a)(b)
Net Asset Value, Beginning of Period	$9.75		$7.52	$11.13	$11.53		$11.05
Income from Investment Operations:
Net investment income (c)	0.36		0.72	0.80	0.83		0.50
Net realized and unrealized gain (loss) on investments and foreign currency	0.07		2.46	(3.33)	(0.63)		0.36
Total from investment operations	0.43		3.18	(2.53)	0.20		0.86
Less Distributions to Shareholders:
From net investment income	—		(0.95)	(1.08)	(0.60)		(0.28)
From net realized gains	—		—	—	—		(0.10)
Total distributions to shareholders	—		(0.95)	(1.08)	(0.60)		(0.38)
Net Asset Value, End of Period	$10.18		$9.75	$7.52	$11.13		$11.53
Total return (d)(e)	4.41	%(f)	44.30%	(24.96)%	1.70	%(g)	7.95	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.66	%(i)	0.66%	0.66%	0.66%		0.66	%(i)
Interest expense	—		—	—	—		—	%(i)(j)
Net expenses (h)	0.66	%(i)	0.66%	0.66%	0.66%		0.66	%(i)
Waiver/Reimbursement	0.50	%(i)	0.52%	0.48%	0.49%		0.44	%(i)
Net investment income (h)	7.26	%(i)	8.25%	8.11%	7.21%		6.65	%(i)
Portfolio turnover rate	23	%(f)	36%	23%	46%		80	%(f)
Net assets, end of period (000s)	$129,237		$132,449	$97,038	$166,724		$193,138

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  Class B shares commenced operations on May 1, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia High Yield Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks total return, consisting of a high level of income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$17,695,372

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax were:

Unrealized appreciation	$7,508,714
Unrealized depreciation	(8,673,547)
Net unrealized depreciation	$(1,164,833)

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$908,941
2012	97,587
2013	418,850
2014	3,225,732
2016	8,867,907
2017	19,585,052
$33,104,069

Of the capital loss carryforwards attributable to the Fund at December 31, 2009, $1,425,378 ($908,941 expiring on December 31, 2010, $97,587 expiring on December 31, 2012 and $418,850 expiring on December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series. Utilization of theses losses could be subject to limitations imposed by the Internal Revenue Service.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—MacKay Shields LLC ("MacKay Shields") has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Prior to the Closing, MacKay Shields provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares. The New Distributor has voluntarily agreed to waive 0.19% of the distribution fees applicable to the Fund's Class B shares. This arrangement may be modified or terminated by the New Distributor at any time.

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of RiverSource Cash Management Fund. Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $39,963,993 and $45,537,168, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of June 30, 2010, three shareholder accounts owned 78.0% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / June 30, 2010 (Unaudited)

less liquid to the extent that there is no established secondary market.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Board Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

Columbia High Yield Fund, Variable Series

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Columbia High Yield Fund, Variable Series.

At a meeting held on December 21, 2009, the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved the new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital") and MacKay Shields LLC ("Mackay Shields") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trust. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of the Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital or MacKay Shields (the "Subadvised Funds") (Marsico Capital and MacKay Shields are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Board met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Board, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed

Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Board, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process.

The Trustees also noted that they would have on-going opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achieve ment of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by RiverSource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fallout" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds. Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia High Yield Fund, Variable Series was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Advisory and Subadvisory Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

Columbia High Yield Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,972,144	437,470	555,009	0

Proposal 2: A proposed Investment Subadvisory Agreement with MacKay Shields LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,880,827	523,202	560,594	0

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,496,737	868,121	599,764	0

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	174,995,778	9,893,641	0
William P. Carmichael	174,834,612	10,054,808	0
William A. Hawkins	174,849,046	10,040,373	0
R. Glenn Hilliard	174,886,205	10,003,214	0
John J. Nagorniak	174,908,258	9,981,161	0
Minor M. Shaw	174,964,562	9,924,858	0
Anthony M. Santomero	174,829,339	10,060,080	0

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Important Information About This Report

A description of the policies and procedures that Columbia High Yield Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia High Yield Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1535 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico 21st Century Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (03/27/98)	-6.81	17.83	1.69	-0.18
Class B (10/02/06)	-6.95	17.41	1.44	-0.31
Russell 3000 Index	-6.05	15.72	-0.48	-0.92

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	10.28	9.58
Class B	10.22	9.51

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.36

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to October 2, 2006 would be lower.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	931.90	1,019.59	5.03	5.26	1.05
Class B	1,000.00	1,000.00	930.50	1,018.35	6.22	6.51	1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—21.3%
Hotels, Restaurants & Leisure—6.0%
Chipotle Mexican Grill, Inc. (a)	7,658	$1,047,691
Starwood Hotels & Resorts Worldwide, Inc.	70,053	2,902,296
Vail Resorts, Inc. (a)	83,540	2,916,381
Wynn Resorts Ltd.	17,087	1,303,226
		8,169,594
Household Durables—0.7%
PDG Realty SA Empreendimentos e Participacoes	116,800	986,167
Internet & Catalog Retail—2.3%
Amazon.com, Inc. (a)	28,036	3,063,213
Media—7.3%
CBS Corp., Class B	318,006	4,111,818
Walt Disney Co.	184,133	5,800,189
		9,912,007
Specialty Retail—5.0%
J Crew Group, Inc. (a)	101,936	3,752,264
Rue21, Inc. (a)	33,434	1,014,388
Williams-Sonoma, Inc.	79,066	1,962,418
		6,729,070
Consumer Staples—3.1%
Beverages—3.1%
Anheuser-Busch InBev NV	88,234	4,238,231
Energy—3.3%
Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.	28,554	1,030,514
Range Resources Corp.	86,585	3,476,388
		4,506,902
Financials—36.8%
Capital Markets—5.1%
Jefferies Group, Inc.	203,747	4,294,987
State Street Corp.	75,332	2,547,728
		6,842,715
Commercial Banks—22.2%
City National Corp.	57,552	2,948,389
CVB Financial Corp.	117,886	1,119,917
First Horizon National Corp. (a)	317,699	3,637,654
First Midwest Bancorp, Inc.	84,621	1,028,991
Glacier Bancorp, Inc.	74,499	1,092,900
PNC Financial Services Group, Inc.	117,630	6,646,095
U.S. Bancorp	264,479	5,911,106
Wells Fargo & Co.	300,435	7,691,136
		30,076,188
Diversified Financial Services—4.3%
JPMorgan Chase & Co.	160,351	5,870,450

	Shares	Value
Real Estate Investment Trusts (REITs)—1.1%
Colony Financial, Inc.	26,613	$449,760
Taubman Centers, Inc.	29,103	1,095,146
		1,544,906
Real Estate Management & Development—1.8%
BR Malls Participacoes SA	58,600	762,936
Jones Lang LaSalle, Inc.	25,066	1,645,332
		2,408,268
Thrifts & Mortgage Finance—2.3%
First Niagara Financial Group, Inc.	243,903	3,056,105
Health Care—4.8%
Health Care Equipment & Supplies—4.3%
Intuitive Surgical, Inc. (a)	18,198	5,743,653
Health Care Providers & Services—0.5%
Emergency Medical Services Corp., Class A (a)	14,585	715,102
Industrials—10.3%
Aerospace & Defense—3.5%
Honeywell International, Inc.	52,719	2,057,622
Precision Castparts Corp.	26,427	2,719,867
		4,777,489
Commercial Services & Supplies—0.5%
Ritchie Bros Auctioneers, Inc.	40,951	746,127
Construction & Engineering—0.5%
AECOM Technology Corp. (a)	27,916	643,743
Electrical Equipment—1.3%
Sensata Technologies Holding NV (a)	107,600	1,720,524
Road & Rail—4.5%
CSX Corp.	122,230	6,066,275
Information Technology—12.3%
Computers & Peripherals—5.0%
Apple, Inc. (a)	26,665	6,707,048
Internet Software & Services—3.9%
Google, Inc., Class A (a)	10,583	4,708,906
OpenTable, Inc. (a)	15,020	622,879
		5,331,785
Software—3.4%
ANSYS, Inc. (a)	53,992	2,190,455
Nuance Communications, Inc. (a)	159,482	2,384,256
		4,574,711
Materials—2.8%
Chemicals—2.8%
Monsanto Co.	82,229	3,800,624

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Telecommunication Services—3.6%
Wireless Telecommunication Services—3.6%
Crown Castle International Corp. (a)	131,547	$4,901,441
Total Common Stocks (cost of $119,221,418)		133,132,338
	Units
WARRANTS—0.8%
Financials—0.8%
Diversified Financial Services—0.8%
Bank of America Corp. Expires 10/28/18 (a)	97,685	279,379
JPMorgan Chase & Co., Expires 10/28/18 (a)	66,551	841,205
		1,120,584
Total Warrants (cost of $1,206,619)		1,120,584
	Par
SHORT-TERM OBLIGATION—1.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10, at 0.000%, collateralized by a U.S. Government Agency obligation maturing 01/28/13, market value $2,474,513 (repurchase proceeds $2,425,000)	$2,425,000	2,425,000
Total Short-Term Obligation (cost of $2,425,000)		2,425,000
Total Investments—100.9% (cost of $122,853,037) (b)		136,677,922
Other Assets & Liabilities, Net—(0.9)%		(1,182,959)
Net Assets—100.0%		$135,494,963

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $122,853,037.

The following table summarizes the inputs used as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$28,860,051	$—	$—	$28,860,051
Consumer Staples	—	4,238,231	—	4,238,231
Energy	4,506,902	—	—	4,506,902
Financials	49,798,632	—	—	49,798,632
Health Care	6,458,755	—	—	6,458,755
Industrials	13,954,158	—	—	13,954,158
Information Technology	16,613,544	—	—	16,613,544
Materials	3,800,624	—	—	3,800,624
Telecommunication Services	4,901,441	—	—	4,901,441
Total Common Stocks	128,894,107	4,238,231	—	133,132,338
Total Warrants	1,120,584	—	—	1,120,584
Total Short-Term Obligation	—	2,425,000	—	2,425,000
Total Investments	$130,014,691	$6,663,231	$—	$136,677,922

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy for the six months ended June 30, 2010.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$986,167	$—	$—	$986,167

Assets identified in the above table no longer utilize third party statistical pricing services.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	37.6
Consumer Discretionary	21.3
Information Technology	12.3
Industrials	10.3
Health Care	4.8
Telecommunication Services	3.6
Energy	3.3
Consumer Staples	3.1
Materials	2.8
99.1
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(0.9)
100.0

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$122,853,037
Investments, at value	$136,677,922
Cash	795
Foreign currency (cost of $15,942)	15,942
Receivable for:
Fund shares sold	6,138
Dividends	46,333
Foreign tax reclaims	16,936
Expense reimbursement due from investment advisor	7,075
Prepaid expenses	4,096
Total Assets	136,775,237
Liabilities
Payable for:
Investments purchased	941,646
Fund shares repurchased	92,690
Investment advisory fee	87,271
Administration fee	22,726
Pricing and bookkeeping fees	5,596
Transfer agent fee	32
Trustees' fees	42,884
Custody fee	7,682
Distribution fees — Class B	26,951
Chief compliance officer expenses	111
Other liabilities	52,685
Total Liabilities	1,280,274
Net Assets	$135,494,963
Net Assets Consist of
Paid-in capital	$171,182,469
Accumulated net investment loss	(511,858)
Accumulated net realized loss	(49,001,938)
Net unrealized appreciation (depreciation) on:
Investments	13,824,885
Foreign currency translations	1,405
Net Assets	$135,494,963
Class A
Net assets	$10,579,364
Shares outstanding	1,104,864
Net asset value per share	$9.58
Class B
Net assets	$124,915,599
Shares outstanding	13,138,015
Net asset value per share	$9.51

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico 21st Century Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$467,980
Interest	9,600
Foreign taxes withheld	(7,701)
Total Investment Income	469,879
Expenses
Investment advisory fee	567,552
Administration fee	145,919
Distribution fees — Class B	176,202
Transfer agent fee	186
Pricing and bookkeeping fees	32,452
Trustees' fees	17,540
Custody fee	16,704
Chief compliance officer expenses	347
Other expenses	59,546
Expenses before interest expense	1,016,448
Interest expense	226
Total Expenses	1,016,674
Fees waived or expenses reimbursed by investment advisor	(34,936)
Custody earnings credit	(1)
Net Expenses	981,737
Net Investment Loss	(511,858)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	14,699,087
Foreign currency transactions	(12,191)
Net realized gain	14,686,896
Net change in unrealized appreciation (depreciation) on:
Investments	(24,099,153)
Foreign currency translations	(979)
Net change in unrealized appreciation (depreciation)	(24,100,132)
Net Loss	(9,413,236)
Net Decrease Resulting from Operations	$(9,925,094)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico 21st Century Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment loss	$(511,858)	$(225,827)
Net realized gain (loss) on investments and foreign currency transactions	14,686,896	(22,740,355)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(24,100,132)	61,087,819
Net increase (decrease) resulting from operations	(9,925,094)	38,121,637
Distributions to Shareholders
From net investment income:
Class A	—	(14,059)
Net Capital Stock Transactions	(11,124,286)	(12,876,997)
Total increase (decrease) in net assets	(21,049,380)	25,230,581
Net Assets
Beginning of period	156,544,343	131,313,762
End of period	$135,494,963	$156,544,343
Accumulated net investment loss at end of period	$(511,858)	$—

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	41,053	$453,679	102,809	$794,350
Distributions reinvested	—	—	1,690	14,059
Redemptions	(189,162)	(2,004,068)	(442,697)	(3,633,139)
Net decrease	(148,109)	(1,550,389)	(338,198)	(2,824,730)
Class B
Subscriptions	332,863	3,520,540	2,343,468	16,050,772
Distributions reinvested	—	—	—	—
Redemptions	(1,244,792)	(13,094,437)	(2,981,755)	(26,103,039)
Net decrease	(911,929)	(9,573,897)	(638,287)	(10,052,267)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006(a)(b)	2005
Net Asset Value, Beginning of Period	$10.28		$8.10	$14.64	$12.96	$11.22	$10.40
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)		0.01	0.02	0.01	0.11 (d)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.68)		2.18	(6.33)	2.47	2.06	0.83
Total from investment operations	(0.70)		2.19	(6.31)	2.48	2.17	0.82
Less Distributions to Shareholders:
From net investment income	—		(0.01)	—	(0.08)	(0.02)	—
From net realized gains	—		—	(0.23)	(0.72)	(0.41)	—
Total distributions to shareholders	—		(0.01)	(0.23)	(0.80)	(0.43)	—
Net Asset Value, End of Period	$9.58		$10.28	$8.10	$14.64	$12.96	$11.22
Total return (e)(f)	(6.81	)%(g)	27.07%	(43.57)%	19.29%	19.74%	7.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.05	%(i)	1.06%	1.10%	1.10%	1.10%	1.10%
Interest expense	—	%(i)(j)	—	—	—	—	—
Net expenses (h)	1.05	%(i)	1.06%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.05	%(i)	0.05%	0.01%	0.13%	0.53%	0.60%
Net investment income (loss) (h)	(0.44	)%(i)	0.08%	0.21%	0.10%	0.94%	(0.05)%
Portfolio turnover rate	53	%(g)	147%	123%	99%	151%	175%
Net assets, end of period (000s)	$10,579		$12,886	$12,887	$30,269	$27,881	$22,796

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share Class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01% except for the year December 31, 2006 which had a 0.03% impact.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,			Period Ended December 31,
	2010		2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$10.22		$8.06	$14.62	$12.95	$11.62
Income from Investment Operations:
Net investment income (loss) (c)	(0.04)		(0.02)	0.00 (d)	0.00 (d)	0.08	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)		2.18	(6.33)	2.44	1.25
Total from investment operations	(0.71)		2.16	(6.33)	2.44	1.33
Less Distributions to Shareholders:
From net investment income	—		—	—	(0.05)	—
From net realized gains	—		—	(0.23)	(0.72)	—
Total distributions to shareholders	—		—	(0.23)	(0.77)	—
Net Asset Value, End of Period	$9.51		$10.22	$8.06	$14.62	$12.95
Total return (f)(g)	(6.95	)%(h)	26.80%	(43.76)%	18.98%	11.45	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.30	%(j)	1.31%	1.35%	1.35%	1.35	%(j)
Interest expense	—	%(j)(k)	—	—	—	—
Net expenses (i)	1.30	%(j)	1.31%	1.35%	1.35%	1.35	%(j)
Waiver/Reimbursement	0.05	%(j)	0.05%	0.01%	0.13%	0.57	%(j)
Net investment income (loss) (i)	(0.69	)%(j)	(0.18)%	0.02%	0.01%	2.58	%(j)
Portfolio turnover rate	53	%(h)	147%	123%	99%	151	%(h)
Net assets, end of period (000s)	$124,916		$143,658	$118,426	$81,403	$11

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.12%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

11

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain

12

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$14,059

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$21.995,079
Unrealized depreciation	(8,170,194)
Net unrealized appreciation	$13,824,885

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$22,060,047
2017	33,219,623
$55,279,670

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.74%
$500 million to $1 billion	0.69%
$1 billion to $1.5 billion	0.64%
$1.5 billion to $3 billion	0.59%
$3 billion to $6 billion	0.57%
Over $6 billion	0.55%

For the six month period ended June 30, 2010, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Advisor has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity

13

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in

14

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of RiverSource Cash Management Fund. Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $3,465.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $77,640,922 and $87,491,678, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

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Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the average daily loan balance on days where borrowing existed was $1,833,333 at a weighted average interest rate of 1.48%.

Note 8. Shareholder Concentration

As of June 30, 2010, one shareholder account owned 86.1% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to

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Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / June 30, 2010 (Unaudited)

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico 21st Century Fund, Variable Series

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Columbia Marsico 21st Century Fund, Variable Series.

At a meeting held on December 21, 2009, the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved the new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital") and MacKay Shields LLC ("Mackay Shields") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trust. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of the Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital or MacKay Shields (the "Subadvised Funds") (Marsico Capital and MacKay Shields are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Board met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Board, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed

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Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Board, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity

19

and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

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Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies

21

generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process.

The Trustees also noted that they would have on-going opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that

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economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by RiverSource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fallout" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds. Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Marsico 21st Century Fund, Variable Series—The Trustees engaged in further review of Columbia Marsico 21st Century Fund, Variable Series because its Actual Management Rate and total expense ratio were above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, recent improvements in the Fund's total expense rankings, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

24

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

25

Shareholder Meeting Results

Columbia Marsico 21st Century Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,246,108	384,661	675,154	0

Proposal 2: A proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,244,753	395,009	666,161	0

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,882,285	735,110	688,528	0

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	174,995,778	9,893,641	0
William P. Carmichael	174,834,612	10,054,808	0
William A. Hawkins	174,849,046	10,040,373	0
R. Glenn Hilliard	174,886,205	10,003,214	0
John J. Nagorniak	174,908,258	9,981,161	0
Minor M. Shaw	174,964,562	9,924,858	0
Anthony M. Santomero	174,829,339	10,060,080	0

26

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico 21st Century Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Marsico 21st Century Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1540 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico Focused Equities Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	6-month (cumulative)	1-year	5-year	10-year
Class A (03/27/98)	-8.34	12.53	-0.97	-1.23
Class B (10/02/06)	-8.44	12.18	-1.17	-1.33
S&P 500® Index	-6.65	14.43	-0.79	-1.59

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	14.38	13.18
Class B	14.34	13.13

Annual operating expense ratio (%)*

Class A	1.18
Class B	1.43

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	916.60	1,019.59	4.99	5.26	1.05
Class B	1,000.00	1,000.00	915.60	1,018.35	6.17	6.51	1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—98.1%
Consumer Discretionary—18.9%
Hotels, Restaurants & Leisure—6.0%
McDonald's Corp.	46,897	$3,089,105
Wynn Resorts Ltd.	20,136	1,535,773
		4,624,878
Internet & Catalog Retail—5.2%
Amazon.com, Inc. (a)	21,214	2,317,842
priceline.com, Inc. (a)	9,622	1,698,668
		4,016,510
Media—2.5%
Walt Disney Co.	62,559	1,970,608
Multiline Retail—1.4%
Nordstrom, Inc.	33,215	1,069,191
Specialty Retail—2.1%
Home Depot, Inc.	59,172	1,660,958
Textiles, Apparel & Luxury Goods—1.7%
NIKE, Inc., Class B	19,411	1,311,213
Consumer Staples—2.6%
Food Products—2.6%
Mead Johnson Nutrition Co., Class A	40,969	2,053,366
Energy—2.5%
Oil, Gas & Consumable Fuels—2.5%
EOG Resources, Inc.	19,704	1,938,283
Financials—17.9%
Capital Markets—1.5%
Goldman Sachs Group, Inc.	8,861	1,163,183
Commercial Banks—11.8%
ICICI Bank Ltd., ADR	26,354	952,434
PNC Financial Services Group, Inc.	22,977	1,298,200
U.S. Bancorp	130,068	2,907,020
Wells Fargo & Co.	155,084	3,970,150
		9,127,804
Consumer Finance—1.9%
American Express Co.	36,937	1,466,399
Diversified Financial Services—2.7%
JPMorgan Chase & Co.	57,919	2,120,415
Health Care—7.8%
Health Care Equipment & Supplies—3.7%
Intuitive Surgical, Inc. (a)	9,071	2,862,989
Pharmaceuticals—4.1%
Merck & Co., Inc.	92,018	3,217,870

	Shares	Value
Industrials—19.8%
Aerospace & Defense—6.3%
General Dynamics Corp.	42,672	$2,498,872
Goodrich Corp.	36,458	2,415,343
		4,914,215
Air Freight & Logistics—2.0%
FedEx Corp.	21,878	1,533,866
Machinery—3.5%
Eaton Corp.	41,732	2,730,942
Road & Rail—8.0%
Norfolk Southern Corp.	42,359	2,247,145
Union Pacific Corp.	56,745	3,944,345
		6,191,490
Information Technology—18.3%
Communications Equipment—2.9%
Cisco Systems, Inc. (a)	105,574	2,249,782
Computers & Peripherals—8.9%
Apple, Inc. (a)	27,338	6,876,327
Internet Software & Services—6.5%
Baidu, Inc., ADR (a)	39,782	2,708,359
Google, Inc., Class A (a)	5,315	2,364,909
		5,073,268
Materials—10.3%
Chemicals—6.8%
Dow Chemical Co.	157,618	3,738,699
Monsanto Co.	11,544	533,564
Potash Corp. of Saskatchewan, Inc.	11,105	957,695
		5,229,958
Metals & Mining—3.5%
BHP Billiton PLC, ADR	53,269	2,740,157
Total Common Stocks (cost of $68,739,447)		76,143,672
	Par
SHORT-TERM OBLIGATION—1.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Government Agency obligation maturing 12/14/12, market value $896,500 (repurchase proceeds $876,000)	$876,000	876,000
Total Short-Term Obligation (cost of $876,000)		876,000
Total Investments—99.2% (cost of $69,615,447) (b)		77,019,672
Other Assets & Liabilities, Net—0.8%		635,655
Net Assets—100.0%		$77,655,327

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $69,615,447.

The following table summarizes the inputs used, as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$76,143,672	$—	$—	$76,143,672
Total Short-Term Obligation	—	876,000	—	876,000
Total Investments	$76,143,672	$876,000	$—	$77,019,672

There were no significant transfers between Levels 1 and 2 during the period.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Industrials	19.8
Consumer Discretionary	18.9
Information Technology	18.3
Financials	17.9
Materials	10.3
Health Care	7.8
Consumer Staples	2.6
Energy	2.5
98.1
Short-Term Obligation	1.1
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$69,615,447
Investments, at value	$77,019,672
Cash	906
Receivable for:
Investments sold	950,318
Fund shares sold	439,972
Dividends	146,647
Expense reimbursement due from investment advisor	8,220
Prepaid expenses	2,443
Total Assets	78,568,178
Liabilities
Payable for:
Investments purchased	717,909
Fund shares repurchased	25,192
Investment advisory fee	51,231
Administration fee	11,735
Pricing and bookkeeping fees	4,775
Transfer agent fee	13
Trustees' fees	42,970
Audit fee	22,338
Custody fee	1,866
Distribution fees — Class B	2
Chief compliance officer expenses	116
Reports to shareholders	19,616
Other liabilities	15,088
Total Liabilities	912,851
Net Assets	$77,655,327
Net Assets Consist of
Paid-in capital	$77,908,424
Undistributed net investment income	487,919
Accumulated net realized loss	(8,145,241)
Net unrealized appreciation on investments	7,404,225
Net Assets	$77,655,327
Class A
Net assets	$77,646,844
Shares outstanding	5,890,842
Net asset value per share	$13.18
Class B
Net assets	$8,483
Shares outstanding	646
Net asset value per share	$13.13

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Marsico Focused Equities Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$604,852
Interest	494
Foreign taxes withheld	(358)
Total Investment Income	604,988
Expenses
Investment advisory fee	333,423
Administration fee	77,890
Distribution fees — Class B	12
Transfer agent fee	86
Pricing and bookkeeping fees	27,581
Trustees' fees	17,523
Custody fee	4,588
Chief compliance officer expenses	328
Other expenses	67,730
Total Expenses	529,161
Fees waived or expenses reimbursed by investment advisor	(56,561)
Custody earnings credit	— *
Net Expenses	472,600
Net Investment Income	132,388
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	5,132,462
Net change in unrealized appreciation (depreciation) on investments	(12,070,796)
Net Loss	(6,938,334)
Net Decrease Resulting from Operations	$(6,805,946)

*  Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Marsico Focused Equities Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$132,388	$383,584
Net realized gain (loss) on investments and foreign currency transactions	5,132,462	(1,460,412)
Net change in unrealized appreciation (depreciation) on investments	(12,070,796)	23,219,796
Net increase (decrease) resulting from operations	(6,805,946)	22,142,968
Distributions to Shareholders
From net investment income:
Class A	—	(567,535)
Class B	—	(23)
Total distributions to shareholders	—	(567,558)
Net Capital Stock Transactions	(10,562,557)	(18,680,191)
Total increase (decrease) in net assets	(17,368,503)	2,895,219
Net Assets
Beginning of period	95,023,830	92,128,611
End of period	$77,655,327	$95,023,830
Undistributed net investment income at end of period	$487,919	$355,531

Capital Stock Activity

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	63,291	$889,367	158,721	$1,667,648
Distributions reinvested	—	—	47,692	567,535
Redemptions	(780,797)	(11,451,924)	(1,789,492)	(20,915,397)
Net decrease	(717,506)	(10,562,557)	(1,583,079)	(18,680,214)
Class B
Distributions reinvested	—	—	2	23
Net increase	—	—	2	23

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007	2006(a)(b)		2005
Net Asset Value, Beginning of Period	$14.38		$11.25		$22.87		$20.16	$18.62		$16.89
Income from Investment Operations:
Net investment income (loss) (c)	0.02		0.05		0.07		(0.03)	0.02		(0.02)
Net realized and unrealized gain (loss) on invesments and foreign currency	(1.22)		3.16		(8.58)		2.76	1.52		1.75
Total from investment operations	(1.20)		3.21		(8.51)		2.73	1.54		1.73
Less Distributions to Shareholders:
From net investment income	—		(0.08)		(0.02)		(0.02)	—		—
From net realized gains	—		—		(3.09)		—	—		—
Total distributions to shareholders	—		(0.08)		(3.11)		(0.02)	—		—
Net Asset Value, End of Period	$13.18		$14.38		$11.25		$22.87	$20.16		$18.62
Total return (d)	(8.34	)%(e)(f)	28.67	%(f)	(41.30	)%(f)	13.57%	8.27	%(f)	10.24	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.05	%(h)	1.10%		1.09%		1.06%	1.05%		1.05%
Waiver/Reimbursement	0.13	%(h)	0.08%		0.01%		—	0.18%		0.25%
Net investment income (loss) (g)	0.29	%(h)	0.44%		0.41%		(0.16)%	0.12%		(0.10)%
Portfolio turnover rate	46	%(e)	72%		78%		62%	67%		68%
Net assets, end of period (000s)	$77,647		$95,015		$92,121		$199,209	$206,896		$205,892

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,					Period Ended December 31,
	2010		2009		2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$14.34		$11.20		$22.83		$20.15	$18.50
Income from Investment Operations:
Net investment income (loss) (c)	—	(j)	0.02		0.03		(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)		3.16		(8.57)		2.76	1.63
Total from investment operations	(1.21)		3.18		(8.54)		2.68	1.65
Less Distributions to Shareholders:
From net investment income	—		(0.04)		—		—	—
From net realized gains	—		—		(3.09)		—	—
Total distributions to shareholders	—		(0.04)		(3.09)		—	—
Net Asset Value, End of Period	$13.13		$14.34		$11.20		$22.83	$20.15
Total return (d)	(8.44	)%(e)(f)	28.42	%(f)	(41.49	)%(f)	13.30%	8.92	%(e)(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.30	%(h)	1.35%		1.34%		1.31%	1.37	%(h)
Waiver/Reimbursement	0.13	%(h)	0.08%		0.01%		—	—	%(h)(i)
Net investment income (loss) (g)	0.06	%(h)	0.19%		0.15%		(0.39)%	0.39	%(h)
Portfolio turnover rate	46	%(e)	72%		78%		62%	67	%(e)
Net assets, end of period (000s)	$8		$9		$7		$12	$11

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.02%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or

10

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these

11

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$567,558

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,288,239
Unrealized depreciation	(4,884,014)
Net unrealized appreciation	$7,404,225

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$4,711,210
2017	6,623,538
$11,334,748

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the six month period ended June 30, 2010, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Advisor has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

12

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays

13

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Underwriting Discounts and Distribution Fee—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of RiverSource Cash Management Fund. Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $40,445,900 and $50,656,492, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are

14

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 93.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Non-Diversified Risk—The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation,

15

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / June 30, 2010 (Unaudited)

class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico Focused Equities Fund, Variable Series

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Columbia Marsico Focused Equities Fund, Variable Series.

At a meeting held on December 21, 2009, the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved the new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital") and MacKay Shields LLC ("Mackay Shields") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trust. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of the Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital or MacKay Shields (the "Subadvised Funds") (Marsico Capital and MacKay Shields are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Board met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Board, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed

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Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Board, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity

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and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

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Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies

20

generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process.

The Trustees also noted that they would have on-going opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that

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economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by RiverSource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fallout" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds. Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Marsico Focused Equities Fund, Variable Series—The Trustees engaged in further review of Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

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4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

24

Shareholder Meeting Results

Columbia Marsico Focused Equities Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,625,711	191,568	212,930	0

Proposal 2: A proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,649,895	197,096	183,218	0

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,448,256	376,535	205,418	0

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	174,995,778	9,893,641	0
William P. Carmichael	174,834,612	10,054,808	0
William A. Hawkins	174,849,046	10,040,373	0
R. Glenn Hilliard	174,886,205	10,003,214	0
John J. Nagorniak	174,908,258	9,981,161	0
Minor M. Shaw	174,964,562	9,924,858	0
Anthony M. Santomero	174,829,339	10,060,080	0

25

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Focused Equities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Marsico Focused Equities Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1545 A (8/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Marsico Growth Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (03/27/98)	-6.03	14.68	-0.66	-1.16
Class B (10/02/06)	-6.10	14.44	-0.85	-1.26
S&P 500® Index	-6.65	14.43	-0.79	-1.59

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	16.91	15.88
Class B	16.93	15.89

Annual operating expense ratio (%)*

Class A	0.93
Class B	1.18

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Marsico Growth Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	939.70	1,020.23	4.42	4.61	0.92
Class B	1,000.00	1,000.00	939.00	1,018.99	5.62	5.86	1.17

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—91.4%
Consumer Discretionary—25.0%
Hotels, Restaurants & Leisure—6.6%
McDonald's Corp.	171,733	$11,312,053
Starwood Hotels & Resorts Worldwide, Inc.	189,613	7,855,666
Wynn Resorts Ltd.	23,288	1,776,176
		20,943,895
Internet & Catalog Retail—4.8%
Amazon.com, Inc. (a)	94,682	10,344,955
priceline.com, Inc. (a)	27,049	4,775,231
		15,120,186
Media—5.3%
DIRECTV, Class A (a)	261,721	8,877,576
Walt Disney Co.	247,348	7,791,462
		16,669,038
Multiline Retail—1.2%
Nordstrom, Inc.	116,990	3,765,908
Specialty Retail—4.0%
Home Depot, Inc.	213,924	6,004,847
Tiffany & Co.	62,791	2,380,407
TJX Companies, Inc.	103,028	4,322,024
		12,707,278
Textiles, Apparel & Luxury Goods—3.1%
NIKE, Inc., Class B	142,109	9,599,463
Energy—3.5%
Oil, Gas & Consumable Fuels—3.5%
EOG Resources, Inc.	112,662	11,082,561
Financials—13.3%
Capital Markets—1.3%
Goldman Sachs Group, Inc.	30,368	3,986,407
Commercial Banks—9.8%
PNC Financial Services Group, Inc.	142,487	8,050,516
U.S. Bancorp	410,121	9,166,204
Wells Fargo & Co.	537,111	13,750,042
		30,966,762
Diversified Financial Services—2.2%
JPMorgan Chase & Co.	191,539	7,012,243
Health Care—3.1%
Pharmaceuticals—3.1%
Johnson & Johnson	34,581	2,042,354
Merck & Co., Inc.	215,810	7,546,876
		9,589,230

	Shares	Value
Industrials—10.4%
Aerospace & Defense—1.5%
General Dynamics Corp.	77,645	$4,546,891
Air Freight & Logistics—1.6%
FedEx Corp.	73,369	5,143,901
Machinery—2.0%
Danaher Corp.	172,524	6,404,091
Road & Rail—5.3%
Norfolk Southern Corp.	84,053	4,459,011
Union Pacific Corp.	175,619	12,207,277
		16,666,288
Information Technology—19.7%
Communications Equipment—2.7%
Cisco Systems, Inc. (a)	403,814	8,605,276
Computers & Peripherals—10.6%
Apple, Inc. (a)	99,906	25,129,356
EMC Corp. (a)	457,355	8,369,597
		33,498,953
Internet Software & Services—6.4%
Baidu, Inc., ADR (a)	161,974	11,027,190
Google, Inc., Class A (a)	20,475	9,110,351
		20,137,541
Materials—13.6%
Chemicals—10.7%
Air Products & Chemicals, Inc.	30,186	1,956,355
Dow Chemical Co.	403,216	9,564,283
Monsanto Co.	165,992	7,672,150
Potash Corp. of Saskatchewan, Inc.	39,387	3,396,735
PPG Industries, Inc.	92,779	5,604,779
Praxair, Inc.	74,506	5,661,711
		33,856,013
Metals & Mining—2.9%
BHP Billiton PLC, ADR	176,643	9,086,516
Telecommunication Services—2.8%
Wireless Telecommunication Services—2.8%
American Tower Corp., Class A (a)	157,922	7,027,529
Crown Castle International Corp. (a)	50,958	1,898,695
		8,926,224
Total Common Stocks (cost of $234,513,613)		288,314,665

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
SHORT-TERM OBLIGATION—9.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by U.S. Government Agency obligations with various maturities to 01/28/13, market value $30,426,463 (repurchase proceeds $29,826,000)	$29,826,000	$29,826,000
Total Short-Term Obligation (cost of $29,826,000)		29,826,000
Total Investments—100.9% (cost of $264,339,613) (b)		318,140,665
Other Assets & Liabilities, Net—(0.9)%		(2,712,296)
Net Assets—100.0%		$315,428,369

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $264,339,613.

The following table summarizes the inputs used, as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$288,314,665	$—	$—	$288,314,665
Total Short-Term Obligation	—	29,826,000	—	29,826,000
Total Investments	$288,314,665	$29,826,000	$—	$318,140,665

There were no significant transfers between Levels 1 and 2 during the period.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Discretionary	25.0
Information Technology	19.7
Materials	13.6
Financials	13.3
Industrials	10.4
Energy	3.5
Health Care	3.1
Telecommunication Services	2.8
91.4
Short-Term Obligation	9.5
Other Assets & Liabilities, Net	(0.9)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$264,339,613
Investments, at value	$318,140,665
Cash	498
Receivable for:
Investments sold	2,488,514
Fund shares sold	122,245
Dividends	449,608
Prepaid expenses	59,431
Total Assets	321,260,961
Liabilities
Payable for:
Investments purchased	4,936,157
Fund shares repurchased	386,624
Investment advisory fee	334,654
Administration fee	86,501
Pricing and bookkeeping fees	9,131
Transfer agent fee	37
Trustees' fees	54,066
Custody fee	3,957
Distribution fees — Class B	5,037
Chief compliance officer expenses	499
Interest payable	8,569
Other liabilities	7,360
Total Liabilities	5,832,592
Net Assets	$315,428,369
Net Assets Consist of
Paid-in capital	$387,100,136
Undistributed net investment income	32,312
Accumulated net realized loss	(125,505,131)
Net unrealized appreciation on investments	53,801,052
Net Assets	$315,428,369
Class A
Net assets	$291,525,833
Shares outstanding	18,352,418
Net asset value per share	$15.88
Class B
Net assets	$23,902,536
Shares outstanding	1,504,043
Net asset value per share	$15.89

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Marsico Growth Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$8,961,386
Interest	52,089
Foreign taxes withheld	(8,282)
Total Investment Income	9,005,193
Expenses
Investment advisory fee	6,151,363
Administration fee	2,072,426
Distribution fees — Class B	31,316
Transfer agent fee	215
Pricing and bookkeeping fees	68,754
Trustees' fees	18,907
Custody fee	27,071
Chief compliance officer expenses	749
Other expenses	161,580
Expenses before interest expense	8,532,381
Interest expense	43,037
Total Expenses	8,575,418
Interest expense reimbursement	(43,037)
Custody earnings credit	(1)
Net Expenses	8,532,380
Net Investment Income	472,813
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	323,856,107
Net change in unrealized appreciation (depreciation) on investments	(351,540,859)
Net Loss	(27,684,752)
Net Decrease Resulting from Operations	$(27,211,939)

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Marsico Growth Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$472,813	$8,732,883
Net realized gain (loss) on investments and foreign currency transactions	323,856,107	(153,001,166)
Net change in unrealized appreciation (depreciation) on investments	(351,540,859)	600,759,544
Net increase (decrease) resulting from operations	(27,211,939)	456,491,261
Distributions to Shareholders
From net investment income:
Class A	(1,518,961)	(14,518,763)
Class B	(11,917)	(44,867)
Total distributions to shareholders	(1,530,878)	(14,563,630)
Net Capital Stock Transactions	(1,868,574,944)	498,813,654
Total increase (decrease) in net assets	(1,897,317,761)	940,741,285
Net Assets
Beginning of period	2,212,746,130	1,272,004,845
End of period	$315,428,369	$2,212,746,130
Undistributed net investment income at end of period	$32,312	$1,090,377

Capital Stock Activity

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	4,104,348	$70,961,586	41,037,419	$568,561,605
Distributions reinvested	88,776	1,518,961	945,257	14,518,763
Redemptions	(115,284,539)	(1,942,123,707)	(6,224,333)	(92,180,896)
Net increase (decrease)	(111,091,415)	(1,869,643,160)	35,758,343	490,899,472
Class B
Subscriptions	167,538	2,862,717	678,262	9,601,344
Distributions reinvested	695	11,917	2,818	44,867
Redemptions	(104,325)	(1,806,418)	(114,014)	(1,732,029)
Net increase	63,908	1,068,216	567,066	7,914,182

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007	2006(a)(b)		2005
Net Asset Value, Beginning of Period	$16.91		$13.45	$22.28		$18.98	$17.89		$16.65
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	0.08	0.09		0.11	0.04		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.02)		3.49	(8.86)		3.21	1.05		1.27
Total from investment operations	(1.02)		3.57	(8.77)		3.32	1.09		1.24
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.11)	(0.06)		(0.02)	—		—
Net Asset Value, End of Period	$15.88		$16.91	$13.45		$22.28	$18.98		$17.89
Total return (e)	(6.03	)%(f)(g)	26.66%	(39.45	)%(g)	17.48%	6.09	%(g)	7.45	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.92	%(i)	0.93%	0.95%		0.99%	1.01%		1.09%
Interest expense	—	%(i)(j)	—	—		—	—		—
Net expenses (h)	0.92	%(i)	0.93%	0.95%		0.99%	1.01%		1.09%
Waiver/Reimbursement	—	%(i)(k)	—	0.01%		—	0.15%		0.25%
Net investment income (loss) (h)	0.05	%(i)	0.52%	0.50%		0.51%	0.21%		(0.15)%
Portfolio turnover rate	48	%(f)	62%	70%		53%	54%		69%
Net assets, end of period (000s)	$291,526		$2,188,367	$1,260,278		$1,333,860	$519,349		$172,227

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits had an impact of less than 0.01% except for the year ended December 31, 2006 which had an impact of 0.05%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  The advisor reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,				Period Ended December 31,
	2010		2009	2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$16.93		$13.43	$22.24		$18.98	$17.76
Income from Investment Operations:
Net investment income (c)	(0.01)		0.04	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.02)		3.49	(8.85)		3.18	1.21
Total from investment operations	(1.03)		3.53	(8.80)		3.26	1.22
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.03)	(0.01)		—	—
Net Asset Value, End of Period	$15.89		$16.93	$13.43		$22.24	$18.98
Total return (d)	(6.10	)%(e)(f)	26.32%	(39.59	)%(f)	17.18%	6.87	%(e)(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.17	%(h)	1.18%	1.20%		1.24%	1.26	%(h)
Interest expense	—	%(h)(i)	—	—		—	—
Net expenses (g)	1.17	%(h)	1.18%	1.20%		1.24%	1.26	%(h)
Waiver/Reimbursement	—	%(h)(j)	—	0.01%		—	—	%(h)(i)
Net investment income (loss) (g)	(0.14	)%(h)	0.27%	0.26%		0.39%	0.46	%(h)
Portfolio turnover rate	48	%(e)	62%	70%		53%	54	%(e)
Net assets, end of period (000s)	$23,903		$24,380	$11,726		$8,043	$11

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.18%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  The advisor reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

10

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

11

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$14,563,630

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$61,893,151
Unrealized depreciation	(8,092,099)
Net unrealized appreciation	$53,801,052

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$7,897,511
2011	192,915
2016	222,736,925
2017	174,058,382
$404,885,733

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.74%
$500 million to $1 billion	0.69%
$1 billion to $1.5 billion	0.64%
$1.5 billion to $3 billion	0.59%
$3 billion to $6 billion	0.57%
Over $6 billion	0.55%

For the six month period ended June 30, 2010, the Fund's effective investment advisory fee rate was 0.67% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Advisor has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

12

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New

13

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of RiverSource Cash Management Fund. Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $50,906.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $784,259,146 and $2,542,784,944, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the average daily loan balance outstanding on days where borrowing existed was $125,037,500 at a weighted average interest rate of 1.55%.

For the six month period ended June 30, 2010, the investment advisor reimbursed the Fund $43,037 of interest expense.

Note 8. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 73.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or

15

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / June 30, 2010 (Unaudited)

the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

16

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Marsico Growth Fund, Variable Series

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Columbia Marsico Growth Fund, Variable Series.

At a meeting held on December 21, 2009, the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved the new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital") and MacKay Shields LLC ("Mackay Shields") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trust. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of the Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital or MacKay Shields (the "Subadvised Funds") (Marsico Capital and MacKay Shields are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Board met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Board, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory

17

Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Board, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to

18

performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and agregate advisory

19

and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia

20

are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process.

The Trustees also noted that they would have on-going opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by RiverSource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the

21

Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fallout" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds. Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Marsico Growth Fund, Variable Series—The Trustees engaged in further review of Columbia Marsico Growth Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

23

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

24

Shareholder Meeting Results

Columbia Marsico Growth Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,873,573	3,158,554	4,899,583	0

Proposal 2: A proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,347,032	3,329,991	5,254,687	0

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,194,479	7,520,113	5,217,119	0

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	174,995,778	9,893,641	0
William P. Carmichael	174,834,612	10,054,808	0
William A. Hawkins	174,849,046	10,040,373	0
R. Glenn Hilliard	174,886,205	10,003,214	0
John J. Nagorniak	174,908,258	9,981,161	0
Minor M. Shaw	174,964,562	9,924,858	0
Anthony M. Santomero	174,829,339	10,060,080	0

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Marsico Growth Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1550 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico International
Opportunities Fund, Variable Series

Columbia Funds Variable Insurance Trust I

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class B (03/27/98)	-12.37	3.97	2.63	2.30
MSCI EAFE Index (Net)	-13.23	5.92	0.88	0.16

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class B	14.15	12.40

Annual operating expense ratio (%)*

Class B	1.44

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
	1,000.00	1,000.00	876.30	1,017.65	6.70	7.20	1.44

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—97.2%
Consumer Discretionary—21.7%
Automobiles—3.0%
Daimler AG, Registered Shares (a)	73,399	$3,716,718
Honda Motor Co., Ltd.	68,200	1,980,632
		5,697,350
Distributors—2.4%
Li & Fung Ltd.	988,000	4,435,390
Hotels, Restaurants & Leisure—4.3%
Accor SA (a)	68,885	3,163,463
Compass Group PLC	388,723	2,949,240
Ctrip.com International Ltd., ADR (a)	51,800	1,945,608
		8,058,311
Household Durables—4.0%
Cyrela Brazil Realty SA	107,400	1,160,872
Gafisa SA	159,964	957,125
Panasonic Corp.	152,300	1,901,745
PDG Realty SA Empreendimentos e Participacoes	418,900	3,536,862
		7,556,604
Media—1.5%
Publicis Groupe SA	70,508	2,802,805
Specialty Retail—3.1%
Inditex SA	104,658	5,935,710
Textiles, Apparel & Luxury Goods—3.4%
Adidas AG	57,260	2,763,823
Swatch Group AG	13,377	3,743,723
		6,507,546
Consumer Staples—11.4%
Beverages—3.6%
Anheuser-Busch InBev NV	100,202	4,813,101
Pernod-Ricard SA	26,142	2,022,262
		6,835,363
Food & Staples Retailing—4.6%
FamilyMart Co., Ltd.	77,600	2,557,526
Metro AG	73,475	3,735,441
Tesco PLC	417,291	2,349,548
		8,642,515
Food Products—2.1%
Nestle SA, Registered Shares	83,476	4,027,714
Household Products—1.1%
Reckitt Benckiser Group PLC	45,796	2,118,368
Energy—5.0%
Oil, Gas & Consumable Fuels—5.0%
CNOOC Ltd.	1,432,200	2,434,196
OGX Petroleo e Gas Participacoes SA (a)	524,200	4,855,748
Reliance Industries Ltd., GDR (b)	45,800	2,138,338
		9,428,282

	Shares	Value
Financials—16.0%
Capital Markets—1.0%
Credit Suisse Group AG, Registered Shares	50,654	$1,903,768
Commercial Banks—10.1%
Banco Bilbao Vizcaya Argentaria SA	297,112	3,065,151
Barclays PLC	468,193	1,856,162
BNP Paribas	17,466	932,587
HSBC Holdings PLC	414,846	3,784,654
ICICI Bank Ltd., ADR	91,694	3,313,821
Mizuho Financial Group, Inc.	1,453,600	2,385,821
Standard Chartered PLC	156,857	3,807,849
		19,146,045
Insurance—2.5%
AXA SA	182,364	2,765,711
Ping An Insurance Group Co. of China, Ltd., Class H (c)	242,000	1,950,810
		4,716,521
Real Estate Management & Development—2.4%
CapitaLand Ltd.	1,114,000	2,840,451
Hang Lung Properties Ltd.	459,000	1,769,222
		4,609,673
Health Care—6.5%
Health Care Equipment & Supplies—1.0%
Covidien PLC	49,000	1,968,820
Life Sciences Tools & Services—0.7%
Lonza Group AG, Registered Shares	19,393	1,290,974
Pharmaceuticals—4.8%
Novo-Nordisk A/S, Class B	36,651	2,956,478
Teva Pharmaceutical Industries Ltd., ADR	115,802	6,020,546
		8,977,024
Industrials—11.4%
Aerospace & Defense—1.5%
Rolls-Royce Group PLC (a)	350,372	2,917,735
Building Products—1.0%
Assa Abloy AB, Class B	45,491	907,326
Daikin Industries Ltd.	31,068	948,207
		1,855,533
Electrical Equipment—2.0%
Schneider Electric SA	37,632	3,808,916
Industrial Conglomerates—2.2%
Siemens AG, Registered Shares	45,303	4,054,025
Road & Rail—2.1%
Canadian National Railway Co.	68,546	3,933,169
Trading Companies & Distributors—2.6%
Marubeni Corp.	768,000	3,933,999
Noble Group Ltd.	867,000	1,046,896
		4,980,895

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Information Technology—13.5%
Communications Equipment—2.2%
HTC Corp.	165,000	$2,189,084
Research In Motion Ltd. (a)	40,289	1,984,636
		4,173,720
Electronic Equipment, Instruments & Components—2.0%
HON HAI Precision Industry Co., Ltd. (a)	1,079,617	3,791,747
Internet Software & Services—3.1%
Alibaba.com Ltd.	411,000	811,151
Baidu, Inc., ADR (a)	29,880	2,034,230
MercadoLibre, Inc. (a)	16,900	888,095
Tencent Holdings Ltd.	95,900	1,581,430
Yahoo! Japan Corp.	1,447	575,089
		5,889,995
Office Electronics—1.5%
Canon, Inc.	76,000	2,833,514
Semiconductors & Semiconductor Equipment—1.7%
Infineon Technologies AG (a)	365,703	2,113,434
Sumco Corp. (a)	72,200	1,202,251
		3,315,685
Software—3.0%
Autonomy Corp. PLC (a)	103,471	2,792,497
Nintendo Co., Ltd.	9,800	2,854,704
		5,647,201
Materials—8.9%
Chemicals—5.7%
BASF SE	109,553	5,976,835
Novozymes A/S, Class B	14,954	1,587,179
Syngenta AG, Registered Shares	13,694	3,162,210
		10,726,224
Metals & Mining—3.2%
Teck Resources Ltd., Class B	46,448	1,373,522
ThyssenKrupp AG	77,495	1,903,659
Vale SA, ADR	114,900	2,797,815
		6,074,996
Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
Millicom International Cellular SA	36,800	2,983,376
Utilities—1.2%
Electric Utilities—1.2%
Tokyo Electric Power Co., Inc.	84,800	2,308,473
Total Common Stocks (cost of $174,317,441)		183,953,987

	Shares	Value
PREFERRED STOCK—0.2%
Consumer Discretionary—0.2%
Media—0.2%
NET Servicos de Comunicacao SA (a)	44,200	$416,288
Total Preferred Stock (cost of $569,370)		416,288
	Par
SHORT-TERM OBLIGATION—2.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Government Agency obligation maturing 03/07/13, market value $5,503,725 (repurchase proceeds $5,391,000)	$5,391,000	5,391,000
Total Short-Term Obligation (cost of $5,391,000)		5,391,000
Total Investments—100.2% (cost of $180,277,811) (d)		189,761,275
Other Assets & Liabilities, Net—(0.2)%		(423,624)
Net Assets—100.0%		$189,337,651

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of this security, which is not illiquid, amounted to $2,138,338, which represents 1.1% of net assets.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2010, the value of this security amounted to $1,950,810, which represents 1.0% of net assets.

(d)  Cost for federal income tax purposes is $180,277,811.

The following table summarizes the inputs used, as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$7,600,467	$33,393,249	$—	$40,993,716
Consumer Staples	—	21,623,960	—	21,623,960
Energy	6,994,086	2,434,196	—	9,428,282
Financials	3,313,821	25,111,376	1,950,810	30,376,007
Health Care	7,989,366	4,247,452	—	12,236,818
Industrials	3,933,169	17,617,104	—	21,550,273
Information Technology	4,906,961	20,744,901	—	25,651,862
Materials	4,171,337	12,629,883	—	16,801,220
Telecommunication Services	2,983,376	—	—	2,983,376
Utilities	—	2,308,473	—	2,308,473
Total Common Stocks	41,892,583	140,110,594	1,950,810	183,953,987
Total Preferred Stock	416,288	—	—	416,288
Total Short-Term Obligation	—	5,391,000	—	5,391,000
Total Investments	$42,308,871	$145,501,594	$1,950,810	$189,761,275

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks were classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors including, but not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer since the halt date, and the position of the security within the respective company's capital structure.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period January 1, 2010 to June 30, 2010:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$2,117,997	$—	$—	$2,117,997

Assets identified in the above table no longer utilize third party statistical pricing services.

The following table reconciles asset balances for the six month period ended June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2010
Common Stock
Financials	$—	$—	$—	$31,192	$1,919,618	$—	$—	$—	$1,950,810
Rights	—	—	544	—	—	(544)	—	—	—
	$—	$—	$544	$31,192	$1,919,618	$(544)	$—	$—	$1,950,810

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $31,192. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at June 30, 2010:

Summary of Securities By Country	Value	% of Total Investments
Germany	$24,263,935	12.8
Japan	23,481,960	12.4
United Kingdom	22,576,053	11.9
France	15,495,744	8.2
Switzerland	14,128,389	7.4
Brazil	13,724,710	7.2
Hong Kong	10,496,855	5.5
Spain	9,000,861	4.7
China	7,512,078	4.0
Canada	7,291,328	3.8
Israel	6,020,546	3.2
Taiwan	5,980,830	3.2
India	5,452,160	2.9
United States*	5,391,000	2.8
Belgium	4,813,101	2.5
Denmark	4,543,657	2.4
Luxembourg	2,983,376	1.6
Singapore	2,840,451	1.5
Ireland	1,968,820	1.0
Sweden	907,326	0.5
Argentina	888,095	0.5
	$189,761,275	100.0

*Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$180,277,811
Investments, at value	$189,761,275
Cash	15,134
Foreign currency (cost of $252,715)	253,330
Receivable for:
Investments sold	1,802,667
Fund shares sold	108,110
Dividends	340,235
Foreign tax reclaims	273,998
Prepaid expenses	5,856
Total Assets	192,560,605
Liabilities
Payable for:
Investments purchased	2,771,504
Fund shares repurchased	117,086
Investment advisory fee	132,802
Administration fee	30,084
Pricing and bookkeeping fees	6,247
Transfer agent fee	22
Trustees' fees	42,772
Custody fee	8,951
Distribution fees	39,202
Chief compliance officer expenses	147
Reports to shareholders	41,141
Other liabilities	32,996
Total Liabilities	3,222,954
Net Assets	$189,337,651
Net Assets Consist of
Paid-in capital	$294,725,016
Undistributed net investment income	1,130,736
Accumulated net realized loss	(116,005,329)
Net unrealized appreciation on:
Investments	9,483,464
Foreign currency translations	3,764
Net Assets	$189,337,651
Shares outstanding	15,269,208
Net asset value per share	$12.40

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico International Opportunities Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$3,179,843
Interest	2,816
Foreign taxes withheld	(344,505)
Total Investment Income	2,838,154
Expenses
Investment advisory fee	866,538
Administration fee	203,088
Distribution fees	270,793
Transfer agent fee	153
Pricing and bookkeeping fees	37,282
Trustees' fees	17,552
Custody fee	83,286
Chief compliance officer expenses	357
Other expenses	73,141
Total Expenses	1,552,190
Custody earnings credit	(3)
Net Expenses	1,552,187
Net Investment Income	1,285,967
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	9,656,646
Foreign currency transactions	(205,718)
Net realized gain	9,450,928
Net change in unrealized appreciation (depreciation) on:
Investments	(38,529,760)
Foreign currency translations	(7,033)
Net change in unrealized appreciation (depreciation)	(38,536,793)
Net Loss	(29,085,865)
Net Decrease Resulting from Operations	$(27,799,898)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico International Opportunities Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$1,285,967	$887,468
Net realized gain (loss) on investments and foreign currency transactions	9,450,928	(21,063,143)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(38,536,793)	85,771,244
Net increase (decrease) resulting from operations	(27,799,898)	65,595,569
Distributions to Shareholders
From net investment income	—	(3,910,090)
Net Capital Stock Transactions	(17,989,891)	(25,086,667)
Total increase (decrease) in net assets	(45,789,789)	36,598,812
Net Assets
Beginning of period	235,127,440	198,528,628
End of period	$189,337,651	$235,127,440
Undistributed (overdistributed) net investment income at end of period	$1,130,736	$(155,231)

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Subscriptions	483,465	$6,534,029	1,729,218	$21,621,846
Distributions reinvested	—	—	314,146	3,910,090
Redemptions	(1,827,672)	(24,523,920)	(4,435,337)	(50,618,603)
Net decrease	(1,344,207)	(17,989,891)	(2,391,973)	(25,086,667)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico International Opportunities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007		2006(a)(b)	2005
Net Asset Value, Beginning of Period	$14.15		$10.45	$25.23	$21.95		$18.44	$15.74
Income from Investment Operations:
Net investment income (c)	0.08		0.05	0.17 (d)	0.27	(e)	0.05	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.83)		3.88	(10.88)	3.97		4.14	2.92
Total from investment operations	(1.75)		3.93	(10.71)	4.24		4.19	3.04
Less Distributions to Shareholders:
From net investment income	—		(0.23)	(0.25)	(0.02)		(0.06)	(0.02)
From net realized gains	—		—	(3.82)	(0.94)		(0.62)	(0.32)
Total distributions to shareholders	—		(0.23)	(4.07)	(0.96)		(0.68)	(0.34)
Net Asset Value, End of Period	$12.40		$14.15	$10.45	$25.23		$21.95	$18.44
Total return (f)	(12.37	)%(g)	37.95%	(48.49)%	19.68%		23.22%	19.52	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.44	%(j)	1.44%	1.39%	1.39%		1.37%	1.49%
Interest expense	—		—	—	—	%(k)	—	—
Net expenses (i)	1.44	%(j)	1.44%	1.39%	1.39%		1.37%	1.49%
Waiver/Reimbursement	—		—	—	—		—	—	%(k)
Net investment income (i)	1.19	%(j)	0.42%	0.98%	1.15%		0.27%	0.78%
Portfolio turnover rate	70	%(g)	113%	132%	133%		102%	154%
Net assets, end of period (000s)	$189,338		$235,127	$198,529	$386,452		$399,607	$157,851

(a)  On May 1, 2006, Nations Marsico International Opportunities Portfolio was renamed Columbia Marsico International Opportunities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico International Opportunities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class B. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

10

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional Class B shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain

11

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

December 31, 2009
Ordinary Income*	$3,910,090

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$20,505,841
Unrealized depreciation	(11,022,377)
Net unrealized appreciation	$9,483,464

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$61,748,777
2017	48,193,080
$109,941,857

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.80% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Advisor has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (vii) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee

12

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (vii) any future Columbia international equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the

13

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

"New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of RiverSource Cash Management Fund. Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $5,446.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $145,043,728 and $161,797,623, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of June 30, 2010, three shareholder accounts owned 83.5% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

14

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / June 30, 2010 (Unaudited)

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

15

Board Consideration and Approval of New Investment Advisory and Subsidiary Agreements

Columbia Marsico International Opportunities Fund, Variable Series

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Columbia Marsico International Opportunities Fund, Variable Series.

At a meeting held on December 21, 2009, the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved the new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital") and MacKay Shields LLC ("Mackay Shields") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trust. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of the Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital or MacKay Shields (the "Subadvised Funds") (Marsico Capital and MacKay Shields are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Board met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Board, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed

16

Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Board, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity

17

and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to

18

RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar

19

objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process.

The Trustees also noted that they would have on-going opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of

20

services and fee rates offered by RiverSource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fallout" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds. Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Marsico International Opportunities Fund, Variable Series—The Trustees engaged in further review of Columbia Marsico International Opportunities Fund, Variable Series because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was not appreciably above the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia's subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund's performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS
SUPERVISED BY THE COLUMBIA
NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

22

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

23

Shareholder Meeting Results

Columbia Marsico International Opportunities Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,393,457	396,289	546,135	0

Proposal 2: A proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,361,846	415,843	558,192	0

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,004,571	782,076	549,233	0

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	174,995,778	9,893,641	0
William P. Carmichael	174,834,612	10,054,808	0
William A. Hawkins	174,849,046	10,040,373	0
R. Glenn Hilliard	174,886,205	10,003,214	0
John J. Nagorniak	174,908,258	9,981,161	0
Minor M. Shaw	174,964,562	9,924,858	0
Anthony M. Santomero	174,829,339	10,060,080	0

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico International Opportunities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Marsico International Opportunities Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1555 A (8/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Mid Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	Life*
Class A (05/01/01)	-2.64	23.90	3.97	-0.70
Class B (10/02/06)	-2.66	23.63	3.74	-0.82
Russell Midcap Growth Index	-3.37	21.30	1.37	1.91
Russell Midcap Index	-2.06	25.13	1.22	4.63

Inception date of share class is in parentheses.

*Index performance for life of the fund is from May 1, 2001.

Net asset value per share ($)	12/31/09	06/30/10
Class A	6.07	5.91
Class B	6.02	5.86

Annual operating expense ratio (%)*

Class A	1.61
Class B	1.86

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to October 2, 2006 would be lower.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.60	1,020.33	4.40	4.51	0.90
Class B	1,000.00	1,000.00	973.40	1,019.09	5.63	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—98.2%
Consumer Discretionary—17.9%
Auto Components—2.4%
BorgWarner, Inc. (a)	9,060	$338,300
Cooper Tire & Rubber Co.	9,270	180,765
Lear Corp. (a)	2,000	132,400
		651,465
Diversified Consumer Services—1.1%
DeVry, Inc.	2,230	117,053
Grand Canyon Education, Inc. (a)	7,390	173,147
		290,200
Hotels, Restaurants & Leisure—2.9%
Chipotle Mexican Grill, Inc. (a)	1,670	228,473
International Game Technology	8,540	134,078
Las Vegas Sands Corp. (a)	6,000	132,840
Royal Caribbean Cruises Ltd. (a)	6,050	137,759
WMS Industries, Inc. (a)	4,010	157,392
		790,542
Household Durables—0.8%
Tempur-Pedic International, Inc. (a)	6,550	201,413
Internet & Catalog Retail—1.2%
NetFlix, Inc. (a)	1,590	172,754
Priceline.com, Inc. (a)	850	150,059
		322,813
Media—1.1%
Lamar Advertising Co., Class A (a)	5,410	132,653
McGraw-Hill Companies, Inc.	6,250	175,875
		308,528
Multiline Retail—1.5%
Big Lots, Inc. (a)	12,350	396,311
Specialty Retail—4.7%
Advance Auto Parts, Inc.	5,660	284,019
Dick's Sporting Goods, Inc. (a)	5,120	127,437
Limited Brands, Inc.	5,900	130,213
TJX Companies, Inc.	10,110	424,114
Urban Outfitters, Inc. (a)	8,480	291,627
		1,257,410
Textiles, Apparel & Luxury Goods—2.2%
Coach, Inc.	4,200	153,510
Hanesbrands, Inc. (a)	5,590	134,495
Lululemon Athletica, Inc. (a)	7,930	295,155
		583,160
Consumer Staples—5.0%
Food Products—1.1%
H.J. Heinz Co.	6,550	283,091
Household Products—1.1%
Clorox Co.	4,940	307,070
Personal Products—2.0%
Avon Products, Inc.	10,350	274,275
Herbalife Ltd.	5,570	256,499
		530,774

	Shares	Value
Tobacco—0.8%
Lorillard, Inc.	3,010	$216,660
Energy—5.5%
Energy Equipment & Services—2.9%
Cameron International Corp. (a)	4,790	155,771
Core Laboratories N.V.	1,310	193,369
FMC Technologies, Inc. (a)	3,120	164,299
Seadrill Ltd.	7,383	134,961
Weatherford International Ltd. (a)	10,700	140,598
		788,998
Oil, Gas & Consumable Fuels—2.6%
Alpha Natural Resources, Inc. (a)	3,040	102,965
Concho Resources, Inc. (a)	5,488	303,651
Denbury Resources, Inc. (a)	10,040	146,986
Southwestern Energy Co. (a)	3,850	148,764
		702,366
Financials—8.0%
Capital Markets—3.9%
Affiliated Managers Group, Inc. (a)	6,520	396,221
Greenhill & Co., Inc.	2,610	159,549
Janus Capital Group, Inc.	17,100	151,848
T. Rowe Price Group, Inc.	4,890	217,067
TD Ameritrade Holding Corp. (a)	8,230	125,919
		1,050,604
Consumer Finance—0.8%
Discover Financial Services	16,310	228,014
Diversified Financial Services—1.3%
IntercontinentalExchange, Inc. (a)	1,550	175,196
MSCI, Inc., Class A (a)	5,900	161,660
		336,856
Real Estate Investment Trusts (REITs)—2.0%
Digital Realty Trust, Inc.	3,840	221,491
Nationwide Health Properties, Inc.	4,310	154,169
Plum Creek Timber Co., Inc.	4,750	164,017
		539,677
Health Care—15.2%
Biotechnology—2.7%
Alexion Pharmaceuticals, Inc. (a)	4,890	250,319
Dendreon Corp. (a)	4,300	139,019
Human Genome Sciences, Inc. (a)	5,840	132,334
Myriad Genetics, Inc. (a)	6,060	90,597
Onyx Pharmaceuticals, Inc. (a)	5,011	108,188
		720,457
Health Care Equipment & Supplies—1.6%
Gen-Probe, Inc. (a)	4,370	198,485
Intuitive Surgical, Inc. (a)	730	230,403
		428,888

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Health Care Providers & Services—5.6%
Brookdale Senior Living, Inc. (a)	10,710	$160,650
Express Scripts, Inc. (a)	6,560	308,451
Laboratory Corp. of America Holdings (a)	5,090	383,531
Mednax, Inc. (a)	4,730	263,035
Patterson Companies, Inc.	7,060	201,422
VCA Antech, Inc. (a)	7,360	182,234
		1,499,323
Health Care Technology—0.5%
Cerner Corp. (a)	1,840	139,638
Life Sciences Tools & Services—3.5%
ICON PLC, ADR (a)	10,067	290,836
Illumina, Inc. (a)	6,730	292,957
Life Technologies Corp. (a)	7,640	360,990
		944,783
Pharmaceuticals—1.3%
Perrigo Co.	3,540	209,108
Watson Pharmaceuticals, Inc. (a)	3,810	154,571
		363,679
Industrials—14.8%
Aerospace & Defense—2.1%
BE Aerospace, Inc. (a)	7,650	194,540
ITT Corp.	3,020	135,658
Precision Castparts Corp.	2,294	236,098
		566,296
Air Freight & Logistics—1.3%
C.H. Robinson Worldwide, Inc.	6,290	350,101
Airlines—0.9%
Delta Air Lines, Inc. (a)	21,430	251,803
Commercial Services & Supplies—1.0%
Stericycle, Inc. (a)	3,960	259,697
Construction & Engineering—0.7%
Foster Wheeler AG (a)	9,410	198,175
Electrical Equipment—1.3%
AMETEK, Inc.	3,870	155,381
Roper Industries, Inc.	3,420	191,383
		346,764
Industrial Conglomerates—0.7%
McDermott International, Inc. (a)	9,140	197,972
Machinery—3.2%
Bucyrus International, Inc.	8,250	391,463
Cummins, Inc.	4,510	293,736
Pall Corp.	4,660	160,164
		845,363
Professional Services—0.5%
IHS, Inc., Class A (a)	2,490	145,466
Road & Rail—2.4%
Dollar Thrifty Automotive Group, Inc. (a)	4,680	199,415
Landstar System, Inc.	5,710	222,633
Old Dominion Freight Line, Inc. (a)	6,040	212,245
		634,293

	Shares	Value
Trading Companies & Distributors—0.7%
Fastenal Co.	3,860	$193,733
Information Technology—20.0%
Communications Equipment—2.2%
Blue Coat Systems, Inc. (a)	9,450	193,063
CommScope, Inc. (a)	4,590	109,104
F5 Networks, Inc. (a)	4,110	281,823
		583,990
Computers & Peripherals—1.8%
NetApp, Inc. (a)	4,720	176,103
SanDisk Corp. (a)	3,760	158,183
Teradata Corp. (a)	4,560	138,989
		473,275
Electronic Equipment, Instruments & Components—0.7%
Dolby Laboratories, Inc., Class A (a)	3,190	199,981
Internet Software & Services—1.2%
Akamai Technologies, Inc. (a)	5,820	236,118
VeriSign, Inc. (a)	3,530	93,722
		329,840
IT Services—4.0%
Alliance Data Systems Corp. (a)	6,400	380,928
Cognizant Technology Solutions Corp., Class A (a)	6,920	346,415
Global Payments, Inc.	5,730	209,374
Hewitt Associates, Inc., Class A (a)	3,960	136,462
		1,073,179
Semiconductors & Semiconductor Equipment—3.5%
Analog Devices, Inc.	10,435	290,719
Disco Corp.	2,392	151,705
Marvell Technology Group Ltd. (a)	11,110	175,094
Micron Technology, Inc. (a)	18,320	155,537
Silicon Laboratories, Inc. (a)	3,810	154,534
		927,589
Software—6.6%
ANSYS, Inc. (a)	3,870	157,006
Autodesk, Inc. (a)	5,100	124,236
Blackboard, Inc. (a)	4,530	169,105
Citrix Systems, Inc. (a)	3,270	138,092
Red Hat, Inc. (a)	11,400	329,916
Rovi Corp. (a)	8,325	315,601
Salesforce.com, Inc. (a)	2,860	245,445
TIBCO Software, Inc. (a)	24,570	296,314
		1,775,715
Materials—6.5%
Chemicals—1.3%
CF Industries Holdings, Inc.	3,620	229,689
Potash Corp. of Saskatchewan, Inc.	1,250	107,800
		337,489

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Construction Materials—0.7%
Martin Marietta Materials, Inc.	2,270	$192,519
Containers & Packaging—1.0%
Crown Holdings, Inc. (a)	10,480	262,419
Metals & Mining—3.5%
Agnico-Eagle Mines Ltd.	7,070	429,715
Cliffs Natural Resources, Inc.	4,590	216,464
Steel Dynamics, Inc.	12,380	163,292
Walter Energy, Inc.	2,210	134,479
		943,950
Telecommunication Services—3.0%
Wireless Telecommunication Services—3.0%
American Tower Corp., Class A (a)	7,440	331,080
NII Holdings, Inc. (a)	5,160	167,803
SBA Communications Corp., Class A (a)	9,140	310,852
		809,735
Utilities—2.3%
Gas Utilities—0.6%
Questar Corp.	3,530	160,580
Independent Power Producers & Energy Traders—0.5%
AES Corp. (a)	15,150	139,986
Multi-Utilities—1.2%
CenterPoint Energy, Inc.	12,930	170,159
Xcel Energy, Inc.	6,760	139,323
		309,482
Total Common Stocks (cost of $22,704,545)		26,392,112
	Par
SHORT-TERM OBLIGATION—1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Government Agency obligation maturing 12/14/12, market value $483,906 (repurchase proceeds $471,000)	$471,000	471,000
Total Short-Term Obligation (cost of $471,000)		471,000
Total Investments—99.9% (cost of $23,175,545) (b)		26,863,112
Other Assets & Liabilities, Net—0.1%		18,311
Net Assets—100.0%		$26,881,423

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $23,175,545.

The following table summarizes the inputs used, as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$4,801,842	$—	$—	$4,801,842
Consumer Staples	1,337,595	—	—	1,337,595
Energy	1,491,364	—	—	1,491,364
Financials	2,155,151	—	—	2,155,151
Health Care	4,096,768	—	—	4,096,768
Industrials	3,989,663	—	—	3,989,663
Information Technology	5,211,864	151,705	—	5,363,569
Materials	1,736,377	—	—	1,736,377
Telecommunication Services	809,735	—	—	809,735
Utilities	610,048	—	—	610,048
Total Common Stocks	26,240,407	151,705	—	26,392,112
Total Short-Term Obligation	—	471,000	—	471,000
Total Investments	26,240,407	622,705	—	26,863,112
Value of Written Put Option Contracts	(12,900)	—	—	(12,900)
Total	$26,227,507	$622,705	$—	$26,850,212

There were no significant transfers between Levels 1 and 2 during the period.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held the following written put option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Dendreon Corp.	$30.00	43	08/21/10	$8,489	$(12,900)
Total written put option contracts: (proceeds $8,489)

For the six months ended June 30, 2010, transactions in written put option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2009	—	—
Options written	43	$8,489
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	—	—
Options outstanding at June 30, 2010	43	$8,489

At June 30, 2010, cash of $135,450 was pledged as collateral for open written put option contracts.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

At June 30, 2010, the composition of the Fund by revenue source is as follows:

Sector	% of Net Assets
Information Technology	20.0
Consumer Discretionary	17.9
Health Care	15.2
Industrials	14.8
Financials	8.0
Materials	6.5
Energy	5.5
Consumer Staples	5.0
Telecommunication Services	3.0
Utilities	2.3
98.2
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$23,175,545
Investments, at value	$26,863,112
Cash	459
Cash collateral for open written put option contracts	135,450
Receivable for:
Investments sold	354,573
Fund shares sold	4,008
Dividends	12,284
Expense reimbursement due from investment advisor	12,886
Prepaid expenses	817
Total Assets	27,383,589
Liabilities
Written put option contracts, at value (premium of $8,489)	12,900
Payable for:
Investments purchased	374,783
Fund shares repurchased	844
Investment advisory fee	15,650
Administration fee	2,065
Transfer agent fee	13
Pricing and bookkeeping fees	4,414
Trustees' fees	34,081
Audit fee	22,437
Legal fee	13,669
Custody fee	6,716
Distribution fees — Class B	2
Chief compliance officer expenses	104
Reports to shareholders	12,308
Other liabilities	2,180
Total Liabilities	502,166
Net Assets	$26,881,423
Net Assets Consist of
Paid-in capital	$29,249,652
Accumulated net investment loss	(25,081)
Accumulated net realized loss	(6,026,304)
Net unrealized appreciation (depreciation) on:
Investments	3,687,567
Written put option contracts	(4,411)
Net Assets	$26,881,423
Class A
Net assets	$26,871,480
Shares outstanding	4,546,786
Net asset value per share	$5.91
Class B
Net assets	$9,943
Shares outstanding	1,697
Net asset value per share	$5.86

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Mid Cap Growth Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$98,833
Interest	264
Foreign taxes withheld	(208)
Total Investment Income	98,889
Expenses
Investment advisory fee	99,742
Administration fee	13,997
Distribution fees — Class B	13
Transfer agent fee	86
Pricing and bookkeeping fees	23,839
Trustees' fees	16,746
Custody fee	12,383
Audit fee	19,526
Legal fees	21,693
Reports to shareholders	12,767
Chief compliance officer expenses	314
Other expenses	2,201
Total Expenses	223,307
Fees waived or expenses reimbursed by investment advisor	(85,346)
Custody earnings credit	— *
Net Expenses	137,961
Net Investment Loss	(39,072)
Net Realized and Unrealized Gain (Loss) on Investments, Written Put Option Contracts and Foreign Currency
Net realized gain (loss) on:
Investments	2,923,556
Foreign currency transactions	(1,402)
Net realized gain	2,922,154
Net change in unrealized appreciation (depreciation) on:
Investments	(3,414,837)
Written put option contracts	(4,411)
Net change in unrealized appreciation (depreciation)	(3,419,248)
Net Loss	(497,094)
Net Decrease Resulting from Operations	$(536,166)

* Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Mid Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income (loss)	$(39,072)	$14,105
Net realized gain (loss) on investments, written options and foreign currency transactions	2,922,154	(2,385,937)
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	(3,419,248)	12,993,321
Net increase (decrease) resulting from operations	(536,166)	10,621,489
Net Capital Stock Transactions	(4,888,470)	(5,846,779)
Total increase (decrease) in net assets	(5,424,636)	4,774,710
Net Assets
Beginning of period	32,306,059	27,531,349
End of period	$26,881,423	$32,306,059
Undistributed net investment income (accumulated net investment loss) at end of period	$(25,081)	$13,991

Capital Stock Activity

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	70,555	$452,111	237,113	$1,195,612
Redemptions	(844,455)	(5,340,581)	(1,444,067)	(7,042,391)
Net decrease	(773,900)	(4,888,470)	(1,206,954)	(5,846,779)
Class B
Subscriptions	—	$—	—	$—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006(a)(b)	2005
Net Asset Value, Beginning of Period	$6.07		$4.22	$8.69	$8.86	$7.92	$8.10
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)		— (d)	(0.01)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.15)		1.85	(3.42)	1.73	1.35	0.40
Total from investment operations	(0.16)		1.85	(3.43)	1.71	1.36	0.39
Less Distributions to Shareholders:
From net investment income	—		—	—	(0.01)	—	—
From net realized gains	—		—	(1.04)	(1.87)	(0.42)	(0.57)
Total distributions to shareholders	—		—	(1.04)	(1.88)	(0.42)	(0.57)
Net Asset Value, End of Period	$5.91		$6.07	$4.22	$8.69	$8.86	$7.92
Total return (e)(f)	(2.64	)%(g)	43.84%	(44.28)%	19.88%	17.69%	5.19%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.90	%(i)	0.93%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.56	%(i)	0.68%	0.25%	0.14%	0.22%	0.33%
Net investment income (loss) (h)	(0.26	)%(i)	0.05%	(0.16)%	(0.18)%	0.11%	(0.13)%
Portfolio turnover rate	64	%(g)	171%	136%	157%	176%	57%
Net assets, end of period (000s)	$26,871		$32,296	$27,524	$62,581	$64,189	$63,956

(a)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A Shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,			Period Ended December 31,
	2010		2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$6.02		$4.19	$8.67	$8.85	$8.24
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)		(0.01)	(0.03)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.14)		1.84	(3.41)	1.73	0.60
Total from investment operations	(0.16)		1.83	(3.44)	1.69	0.61
Less Distributions to Shareholders:
From net realized gains	—		—	(1.04)	(1.87)	—
Net Asset Value, End of Period	$5.86		$6.02	$4.19	$8.67	$8.85
Total return (d)(e)	(2.66	)%(f)	43.68%	(44.52)%	19.63%	7.40	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.15	%(h)	1.18%	1.25%	1.25%	1.25	%(h)
Waiver/Reimbursement	0.56	%(h)	0.68%	0.25%	0.14%	0.04	%(h)
Net investment income (loss) (g)	(0.49	)%(h)	(0.17)%	(0.38)%	(0.46)%	0.52	%(h)
Portfolio turnover rate	64	%(f)	171%	136%	157%	176	%(f)
Net assets, end of period (000s)	$10		$10	$7	$13	$11

(a)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.13%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable

12

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's

13

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,896,021
Unrealized depreciation	(1,208,454)
Net unrealized appreciation	$3,687,567

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$3,531,707
2017	4,914,289
$8,445,996

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized

14

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.90% annually of the Fund's average daily net assets. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of RiverSource Cash

15

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Management Fund. Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $26.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivative instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Options—The Fund had written put options to increase the Fund's exposure to equity risk and to increase return on instruments. Written put options become more valuable as the price of the underlying instruments appreciates relative to the strike price.

Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended June 30, 2010, the Fund entered into 43 written put options contracts.

16

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
—	$—	Written options	$12,900

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written options	Equity risk	$—	$(4,411)

Note 7. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $19,272,202 and $24,528,303, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, one shareholder account owned 87.9% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris

17

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Columbia Mid Cap Growth Fund, Variable Series

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Columbia Mid Cap Growth Fund, Variable Series.

At a meeting held on December 21, 2009, the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved the new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital") and MacKay Shields LLC ("Mackay Shields") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trust. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of the Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital or MacKay Shields (the "Subadvised Funds") (Marsico Capital and MacKay Shields are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Board met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Board, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory

19

Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Board, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing

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services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed

21

subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below

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provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process.

The Trustees also noted that they would have on-going opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by RiverSource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed

23

Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fallout" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds. Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia MidCap Growth Fund, Variable Series was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS SUPERVISED
BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

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4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia Mid Cap Growth Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,152,892	1,001,734	166,446	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,918,346	268,930	133,798	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	174,995,778	9,893,641	0
William P. Carmichael	174,834,612	10,054,808	0
William A. Hawkins	174,849,046	10,040,373	0
R. Glenn Hilliard	174,886,205	10,003,214	0
John J. Nagorniak	174,908,258	9,981,161	0
Minor M. Shaw	174,964,562	9,924,858	0
Anthony M. Santomero	174,829,339	10,060,080	0

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Mid Cap Growth Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1560 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 23, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	August 23, 2010